                    PEPSICO LONG TERM SAVINGS PROGRAM





                       As Amended and Restated

            Effective July 1, 1992, Except as Otherwise Noted
         [Subject to Approval by the Internal Revenue Service]

                  PEPSICO LONG TERM SAVINGS PROGRAM

                         Table of Contents

                                                       Page


ARTICLE I      Foreword                                 I-1

ARTICLE II     Definitions and Construction
     2.1            Definitions                         II-1
     2.2            Construction                        II-18

ARTICLE III    Eligibility and Participation
     3.1            Eligibility                         III-1
     3.2            Participation                       III-1

ARTICLE IV     Contributions and Deferral Amounts
     4.1            Deferral Amount                     IV-1
     4.2            Dollar Limits on Elective
                      Deferrals                         IV-2
     4.3            Limitation on Deferral Percentage   IV-4
     4.4            Rollover Contributions              IV-8
     4.5            Maximum Allocations                 IV-8
     4.6            Excess Allocations                  IV-15
     4.7            Fund for Exclusive Benefit
                      of Participants                   IV-16

ARTICLE V       Interests of Participants
     5.1            Accounts of Participants            V-1
     5.2            Investment of Participant Accounts  V-1
     5.3            Adjusting Account Balances          V-11

ARTICLE VI     Distributions to Participants
     6.1            Termination of Employment           VI-1
     6.2            Death                               VI-1
     6.3            Withdrawals                         VI-1
     6.4            Form of Distributions               VI-4
     6.5            Errors in Participant's Accounts    VI-5
     6.6            Commencement of Payments            VI-5
     6.7            Payment for Benefit of Disabled
                      or Incapacitated Person           VI-8
     6.8            No Other Benefits or Withdrawals    VI-8

ARTICLE VII    Plan Loans
     7.1            Eligibility for Plan Loans          VII-1
     7.2            Application Procedure               VII-1
     7.3            Loan Amount                         VII-2
     7.4            Maximum Number of Outstanding Loans
                      and Refinancing                   VII-3
     7.5            Effect on Participant's Investment  VII-3

     </ PAGE>

     7.6            Fees                                VII-4
     7.7            Interest Rate                       VII-4
     7.8            Term and Repayment                  VII-5
     7.9            Loan Default                        VII-6
     7.10           Nondiscrimination                   VII-6
     7.11           Collins Food International, Inc.    VII-6
     7.12           Miscellaneous                       VII-7

ARTICLE VIII   Determination of Beneficiary
     8.1            Certain Married Participants        VIII-1
     8.2            Other Participants                  VIII-3

ARTICLE IX     Administration
     9.1            Allocation of Responsibility Among
                      Fiduciaries for Plan and Trust
                      Administration                     IX-1
     9.2            Administration                       IX-1
     9.3            Claims Procedure                     IX-2
     9.4            Records and Reports                  IX-3
     9.5            Other Administrative Powers
                      and Duties                         IX-3
     9.6            Rules and Decisions                  IX-4
     9.7            Procedures                           IX-4
     9.8            Authorization of Benefit
                      Distributions                      IX-4
     9.9            Application and Forms for
                      Distributions                      IX-4

ARTICLE X     Trust Fund                                 X-1

ARTICLE XI     Amendment of the Plan                     XI-1

ARTICLE XII    Termination of the Plan                   XII-1

ARTICLE XIII   Miscellaneous

     13.1           Participants' Rights; Acquittance    XIII-1
     13.2           Nonalienation of Benefits            XIII-1
     13.3           Actions Involving the Trust          XIII-2
     13.4           Qualification of Plan as a Condition XIII-3
     13.5           Successor to the Company             XIII-3
     13.6           Transfer of Plan Assets              XIII-4
     13.7           Indemnification                      XIII-4
     13.8           Action by the Company                XIII-4
     13.9           Applicable Law                       XIII-5
     13.10          Interpreting the Plan                XIII-5

ARTICLE XIV    Top-Heavy Plan Provisions
     14.1           Application                          XIV-1

     14.2           Definitions                          XIV-1
     14.3           Allocation of Minimum Contribution   XIV-2

ARTICLE XV     Signature                                  XV-1

APPENDIX                                               Appendix
  Article A         KFC-Collins                           A-1
  Article B         KFC Hourly Employees                  B-1
  Article C         Pizza Hut Hourly Employees            C-1
  Article D         Prior Definitions of Eligible Pay     D-1

SCHEDULE 1     Designated Employers for Nonrestaurant
                    Salaried Employees                    1-1

SCHEDULE 2     Designated Employers for Nonrestaurant
                    Hourly and Commissioned Employees     2-1

SCHEDULE 3     Designated Employers for Restaurant
                         Employees                        3-1

SCHEDULE 4     Designated Employers for Transportation
                         Employees                        4-1

SCHEDULE 5     Designated Hourly Employees of the
                         Company                          5-1

                             ARTICLE I

                             Foreword

          The PepsiCo Long Term Savings Program permits eligible employees to defer receipt of a portion of their Eligible Pay in order to promote savings on a tax-favored basis. The Plan provides for distributions in the event of termination of employment, death, or attainment of age 59-1/2. In addition, in certain circumstances, withdrawals are permitted in the event of hardship.

          The Plan has been established by PepsiCo, Inc. for the benefit of its salaried Employees and certain union employees and certain salaried, commissioned sales and hourly Employees of each subsidiary designated by PepsiCo, Inc. which adopts this Plan as an Employer.

           The PepsiCo Long Term Savings Program was initially established effective July 1, 1983, and was subsequently amended. Effective December 31, 1991, the Kentucky Fried Chicken Corporation Long Term Savings Program, the Pizza Hut Long Term Savings Program, the Pepsi-Cola Operating Company Long Term Savings Program and the Taco Bell Long Term Savings Program (the "Merged Plans") were merged into the PepsiCo Long Term Savings Program (the "Plan"). The Plan was amended and restated effective July 1, 1992. Except as otherwise provided herein, this amendment and restatement is effective as of July 1, 1992 and applies to persons who are Participants in the Plan on or after that date. Except as so provided, the rights and benefits with respect to persons who terminated participation in the Plan or the Merged Plans prior to that date shall be governed by the prior provisions of the Plan and the Merged Plans. The provisions set forth in the following Articles apply to all Participants except to the extent otherwise provided. To provide for the investment of contributions to this Plan and other tax-favored savings plans maintained by it and its subsidiaries and affiliates, PepsiCo, Inc. has established the Master Trust described in Article X.

                           ARTICLE II

                  Definitions and Construction

          2.1 Definitions: This section provides definitions for certain words and phrases listed below. These definitions can be found on the pages indicated.

                                                            Page

          (a)       Account                                 II-2
          (b)       Authorized Leaves of Absence            II-2
          (c)       Annuity Starting Date                   II-2
          (d)       Beneficiary                             II-2
          (e)       Board                                   II-2
          (f)       Code                                    II-2
          (g)       Company                                 II-2
          (h)       Company Stock                           II-2
          (i)       Effective Date                          II-3
          (j)       Elective Deferral                       II-3
          (k)       Eligible Pay                            II-3
          (l)       Employee                                II-10
          (m)       Employer                                II-10
          (n)       Employment                              II-11
          (o)       Employment Commencement Date            II-11
          (p)       ERISA                                   II-11
          (q)       Excess Contributions                    II-11
          (r)       Excess Elective Deferrals               II-11
          (s)       Fiduciaries                             II-11
          (t)       Highly Compensated Employee             II-12
          (u)       Hour of Service                         II-14
          (v)       Investment Expense                      II-14
          (w)       Limitation Year                         II-14
          (x)       Merged Plans                            II-14
          (y)       Non-Highly Compensated Employee         II-15
          (z)       Participant                             II-15
                    (1)  Active Participant                 II-15
                    (2)  Inactive Participant               II-15
          (aa)      PepsiCo Organization                    II-15
          (bb)      Plan                                    II-15
          (cc)      Plan Administrator                      II-15
          (dd)      Plan Year                               II-15
          (ee)      Recordkeeper                            II-15
          (ff)      Retired Employee                        II-16
          (gg)      Rollover Account                        II-16
          (hh)      Rollover Contributions                  II-16

          (ii)      Salary Deferral Account                 II-16
          (jj)      Salary Deferral Contributions           II-16
          (kk)      Severance from Service Date             II-16
          (ll)      Termination of Employment               II-17
          (mm)      Trust (or Trust Fund)                   II-17
          (nn)      Trustee                                 II-17
          (oo)      Valuation Date                          II-17
          (pp)      Year of Service                         II-17

Where the following words and phrases in bold face and underlined appear in this Plan with initial capitals they shall have the meaning set forth below, unless a different meaning is plainly required by context.

          (a) ACCOUNT: A Participant's total interest in the Plan, the aggregate of the Participant's Salary Deferral Account and Rollover Account (and any other accounts that may be provided for in the Appendix).

          (b) AUTHORIZED LEAVES OF ABSENCE: Any absence: (i) that is authorized by an Employer under its standard personnel practices; and (ii) during which the individual's base pay is continued by the Employer. It is intended that all persons under similar circumstances shall be treated alike in the granting of such Authorized Leaves of Absence.

          (c) ANNUITY STARTING DATE: The first day on which all events have occurred that entitle the Participant to payment of a benefit.

          (d) BENEFICIARY: Any person or persons (natural or otherwise) determined under Article VIII to be entitled to receive benefits hereunder upon the death of a Participant.

          (e)  BOARD:  The Board of Directors of the Company.

          (f) CODE: The Internal Revenue Code of 1986, as amended from time to time.

          (g) COMPANY: PepsiCo, Inc., a corporation organized and existing under the laws of the State of North Carolina, or its successor or successors.

          (h) COMPANY STOCK: The capital stock issued by the Company.

          (i) EFFECTIVE DATE: The date upon which this amendment and restatement is generally effective, July 1, 1992. Certain identified provisions are effective on different dates as noted herein. Provisions made effective prior to July 1, 1992 amend the corresponding terms of both the Plan and the Merged Plans as of the date indicated, and any reference in such provisions to the Plan shall be taken as a reference to both the Plan and the Merged Plans (unless the context clearly indicates to the contrary).

          (j) ELECTIVE DEFERRAL: With respect to any taxable year, a Participant's Elective Deferral is the sum of all employer contributions made on his behalf pursuant to an election to defer under any (i) qualified cash or deferred arrangement (as defined in Code section 401(k), (ii) simplified employee pension cash or deferred arrangement (as defined in Code section 408(k)),
(iii) eligible deferred compensation plan under Code section 457,
(iv) plan described in Code section 501(c)(18), and (v) any employer contribution made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement.

          (k)  ELIGIBLE PAY:  Effective January 1, 1993, for each
Plan Year, a Participant's Eligible Pay shall be determined as follows:

          (1)  Participants Other Than Those Employed by the KFC
Division: With respect to all Participants other than those employed by the KFC division, Eligible Pay shall be determined as follows:

               (i) In the case of a Participant who is a salaried Employee considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, Eligible Pay shall mean:

                    (A)  If the Participant was an Employee on
the Eligible Pay determination date (or dates), (hereinafter referred to as the determination date), designated by the Plan Administrator, with respect to Employees employed by the Frito division,

                         (I) the Participant's annual base salary
in effect on the Eligible Pay determination date in the preceding
Plan Year, plus

                         (II)  any lump sum amount received by
the Participant prior to the Salary Determination Date and during such preceding Plan Year under the PepsiCo Executive Incentive or PepsiCo's or subsidiary's Middle Management Incentive Plan, including any trimester Frito-Lay Management Incentive Plan payments received by the Participant.

               (B) If the Participant was not an Employee on the Eligible Pay determination date in the preceding Plan Year, the Participant's annual base salary on his Employment Commencement
Date.

          (ii)  In the case of a Participant who is a salaried
Employee not considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of a Participant who is an hourly Employee, Eligible Pay shall mean:

                (A) If the Participant was an Employee on or before the Eligible Pay determination date in the Preceding Plan Year, the greater of:
                        (I) the Participant's W-2 earnings, plus any amounts designated as "Choice Pay" ("Flexible Pay" in the case of Frito-Lay and its subsidiaries, collectively "Flexible Pay") and contributed by salary reduction agreement to the Employer's
Benefits Plus program or this Plan, in each case through the Eligible Pay determination date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator, or

                        (II)  the Participant's W-2 earnings plus
Flexible Pay during the calendar year immediately prior to such preceding Plan Year.

                (B) If the Participant was not an Employee on or before the Eligible Pay determination date, the Participant's annual base salary or hourly wage rate on his Employment Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.

          (iii) In the case of a Participant who is classified as a commissioned ("route sales") Employee, Eligible Pay shall mean:

                (A) If the Participant was an Employee on or before the Eligible Pay determination date, the greater of:

                        (I) the Participant's W-2 earnings, plus any amounts of Flexible Pay through the Eligible Pay determination date during the preceding Plan Year, annualized in accordance eith rules adopted by the Plan Administrator, or

                        (II) the Participant's W-2 earnings plus Flexible Pay during the Calendar year immediately prior to such preceding Plan Year.

                (B) If the Participant was not an Employee on or before the Eligible Pay determination date for the preceding Plan Year, the Participant's weekly guarantee on his Employment Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.

          (iv) In the case of a Participant who is an hourly
Employee of the Pizza Hut division, Eligible Pay shall mean:

                (A) If the Participant was an Employee on the Eligible Pay determination date designated by the Plan Administrator with respect to Pizza Hut division Employees, the sum of:

                         (I)  the Participant's annualized hourly wage
rate in effect on the Eligible Pay determination date, plus

                         (II) any overtime paid prior to the
Eligible Pay determination date but within the same calendar year, annualized in accordance with rules adopted by the Plan
Administrator.

                (B)  If the Participant was not an Employee
on the Eligible Pay determination date with respect to Pizza Hut division Employees, the sum of the amounts under (I) and (II) above but determined as of the Participant's Employment
Commencement Date.

          (2) Participants Employed by the KFC Division: With respect to a Participant employed by the KFC division of the Company, his Eligible Pay shall be determined as follows:

               (i) The Participant's salary or wages, including forms of pay delivered in alternative manners such as piecework and payment by mileage for drivers, overtime, shift differentials, commissions, bonuses received under the PepsiCo Executive Incentive Plan or the Company's or a subsidiary's Middle Management Incentive Plan, and

               (ii) Any amount not included in (i) above which is contributed by the Employer on behalf of the Participant pursuant to a salary reduction agreement and which is not includable in gross income under Code sections 125, 402(e)(4), or 402(g).

The amounts under subparagraphs (i) and (ii) shall be taken from payroll records for the full calendar year that precedes the Plan Year by 2 years. For example, for the 1993 Plan Year, "Eligible Pay" shall be determined from amounts earned for the full calendar year ending December 31, 1990. For a Participant who has only a partial year's earnings during the full calendar year 2 years prior to the Plan Year, the partial year's earnings shall be annualized. For a Participant with no earnings during the full calendar year 2 years prior to the Plan Year, Eligible Pay shall equal the Participant's base salary or wages, not including alternative forms of base pay, overtime, shift differentials, commissions or bonuses on the later of: (A) the "Eligible Pay determination date" designated by the Plan Administrator with respect to Employees other than those employed by a restaurant division or a Frito division, or (B) the Participant's Employment Commencement Date.

               (iii)  In the case of a Participant who is an
hourly Employee of the KFC division, Eligible Pay shall mean:

                    (A)  If the Participant was an Employee on
the Eligible Pay determination date designated by the Plan
Administrator with respect to KFC division Employees, the sum of:

                         (II)  any overtime paid prior to the
Eligible Pay determination date but within the same calendar year, annualized in accordance with rules adopted by the Plan
Administrator.

                    (B)  If the Participant was not an Employee
on the Eligible Pay determination date with respect to KFC division Employees, the sum of the amounts under (I) and (II) above but determined as of the Participant's Employment
Commencement Date.

          (3)  Special Rules for Determining Eligible Pay:

               (i) For purposes of paragraphs (1) through (3) above and except for salary reduction amounts designated as Flexible Pay under an Employer's Benefits Plus program that are used to buy benefits and amounts contributed under the Plan, salary or wages shall not include amounts or the value of benefits received, or deemed received, under any performance share plan, stock option plan or similar plan or under any pension or welfare benefit plan maintained by the Employer, whether such plan is qualified or non-qualified and whether such amounts are deferred or not deferred.

               (ii) In the case of Employees who transfer from one Employer to another during the year, Eligible Pay of such Employees shall be the amount of annualized base salary or hourly wage rate on the transfer date plus annualized overtime, commission pay received prior to the transfer date and prior to the determination date and the amount of any lump sum bonus paid from an Employer's Incentive Compensation program.

               (iii) Notwithstanding the foregoing provisions of this subsection, in the case of an Employee who elects to make nonqualified deferrals under the PepsiCo Executive Income Deferral Program for an upcoming Plan Year, the Employee's Eligible Pay for such Plan Year shall not be greater than his current base pay and the prior year's bonus under the Employer's Incentive Compensation Program, decreased by any nonqualified deferrals elected for the upcoming Plan Year, and increased by amounts that will be received as distributions from the PepsiCo Executive Income Deferral Program for such Plan Year.

               (iv) For any Plan Year beginning on or after January 1, 1989, the Eligible Pay of each Participant taken into account under the Plan shall not be less than $10,000 and shall not exceed $200,000, the latter as adjusted by the Secretary of the Treasury. In determining the Eligible Pay of a Participant for purposes of the $200,000 limitation set forth in the preceding sentence, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $200,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Eligible Pay as determined under this Section prior to the application of this limitation.

               (v)  For any Plan Year beginning on or after
January 1, 1994, the Eligible Pay of each Participant taken into account under the Plan shall not be less than $10,000 and shall not exceed $150,000, the latter as adjusted by the Secretary of the Treasury. In determining the Eligible Pay of a Participant for purposes of the $150,000 limitation set forth in the preceding sentence, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules, the adjusted $150,000 limitation is exceeded, then the limitation shall be prorated among the affected individuals in proportion to each such individual's Eligible Pay as determined under this Section prior to the application of this limitation.

References in the Plan to deferrals of Eligible Pay, or Salary Deferral Contributions from Eligible Pay, shall be read as referring to deferrals of a Participant's current Employee compensation not in excess of Eligible Pay, determined as above.

          (l)  EMPLOYEE:  Any person who is: receiving
remuneration for personal services currently rendered in the employment of an Employer (or who would be receiving such remuneration except for an Authorized Leave of Absence), and who is described in one of the following paragraphs:

               (1) A United States citizen whose primary place of employment is within the United States and its possessions
(collectively referred to in this subsection as "the U.S.");

               (2) An alien who has been lawfully admitted for permanent residence in the U.S. (referred to in this subsections a "resident alien") and whose primary place of employment is within the U.S., but excluding any person working as a designate or in a U.S. assignment that the Employer classifies as primarily for training or temporary;

               (3) A United States citizen or resident alien relocated by the Employer as an Unites States expatriate;

               (4) Effective January 1, 1994, a resident alien who is classified by the Employer as a globalist; and

               (5)    Effective September 1, 1994, a third-
country national (as defined below) who is a resident alien or whose primary place of employment is within the U.S.
For purposes of this subsection, a "third-country national" shall mean an alien who works for an Employer outside of his home country, and who previously worked for an Employer in another country that was not his home country.

          (m) EMPLOYER: The Company, any foreign subsidiary which has Employees described in subsection (l)(2) above, and any other subsidiary which is authorized by the Company to participate herein and which adopts the Plan for its

Employees, in accordance with any conditions required by the Company. Any such other subsidiary shall be designated on the attached
Schedules 1, 2, 3, 4, and 5.

          (n)  EMPLOYMENT:  Service with an Employer.

          (o) EMPLOYMENT COMMENCEMENT DATE: The date on which an Employee first performs an Hour of Service for a member of the PepsiCo Organization.

          (p)  ERISA:  Public Law 93-406, the Employee Retirement
Income Security Act of 1974, as amended from time to time.

          (q)  EXCESS CONTRIBUTIONS:  With respect to any Plan
Year, the excess of:

          (1) The aggregate amount of Employer contributions paid to the Plan as Salary Deferral Contributions on behalf of Highly Compensated Employees for such Plan Year, over

          (2) The maximum amount of such contributions permitted by the limitations contained in Section 4.3(a) (determined by reducing such contributions made on behalf of such Highly
Compensated Employees in order of their Average Deferral
Percentages, beginning with the Highly Compensated Employee(s) with the highest Average Deferral Percentage).

          (r)  EXCESS ELECTIVE DEFERRALS:    Those Elective
Deferrals that are includable in an individual's gross income under Code section 402(g) because they exceed the dollar limitation in effect for the year under such Code section. Excess Elective Deferrals shall be treated as annual additions under the Plan for purposes of Section 4.5.

          (s)  FIDUCIARIES:  The named fiduciaries, as defined in
section 402 of ERISA, who shall be the Plan Administrator and the Trustee, and other parties designated as fiduciaries, as defined in section 3(21) of ERISA, by such named fiduciaries in accordance with the terms of the Plan and the Trust (but only with respect to the specific responsibilities of each in connection with the Plan and Trust).

          (t)  HIGHLY COMPENSATED EMPLOYEE:

          (1) General Definition: Effective for Plan years beginning on or after January 1, 1987, any Employee who during the relevant Plan Year or the preceding Plan Year:

          (i) Was, at any time, a 5 percent owner (as defined in Code section 416(i)(1));

          (ii) Received compensation from an Employer in excess of $75,000 (as adjusted pursuant to Code section 415(d));

          (iii) Received compensation from an Employer in excess of $50,000 (as adjusted pursuant to Code section 415(d)) and was a member of the group consisting of the top 20 percent of the employees when ranked on the basis of compensation paid during the relevant year (i.e., the top-paid group), or

          (iv) Was an officer of an Employer and received compensation greater than 50 percent of the dollar limitation in effect under Code section 415(b)(1)(A) for such Plan Year.

          (2) Certain Current Year Exclusions: In applying paragraph (1) with respect to the current Plan Year, any Employee not described in subparagraphs (ii), (iii) or (iv) above for the preceding Plan Year (without regard to this sentence) shall not be treated as described in subparagraphs (ii), (iii) or (iv) for the current Plan Year unless such Employee is among the 100 Employees receiving the greatest compensation from the Employer for the current Plan Year.

          (3) Determination of Officers: For purposes of applying subparagraph (iv) of paragraph (1) above, no more than 50 Employees, or, if less, the greater of 3 Employees or 10 percent of all Employees, shall be treated as officers. In addition, if, for any year, no officer of the Employer is de scribed in subparagraph (a)(iv) above, the officer of the Employer with the greatest compensation shall be treated as an officer described in subparagraph
(a)(iv) above.

          (4) Former Employees: A former Employee shall be treated as a Highly Compensated Employee if:

          (i) Such Employee was a Highly Compensated Employee when such Employee separated from service, or

          (ii) Such Employee was a Highly Compensated Employee at any time after attaining age 55.

          (5) Treatment of Certain Family Members: Any family member of a 5 percent owner or one of the 10 Highly Compensated Employees receiving the greatest compensation from the Employer during the relevant year shall be aggregated with such 5 percent owner or top-ten Highly Compensated Employee for purposes of
Section 4.3 of the Plan. In such case, the family member and 5 percent owner or top 10 Highly Compensated Employee shall be treated as a single Employee having compensation and Plan contributions equal to the sum of such compensation and contributions of the family member and 5 percent owner or top 10 Highly Compensated Employee. For purposes of this subsection, family member includes the spouse, lineal ascendants and descendants of the Employee and the spouses of such lineal ascendants and descendants.

          (6) Compensation: For purposes of this subsection, compensation means an Employee's compensation as determined under Code section 415(c)(3), increased by elective contributions that are: (i) made on behalf of the Employee under this Plan, a Merged Plan, another section 401(k) plan or a cafeteria plan of his Employer, and (ii) that are excludable from income under Code sections 125 or 402(a)(8).

The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top 100 employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with Code section 414(q) and the regulations thereunder.

          (u) HOUR OF SERVICE: Each hour for which an Employee is:
               (1) Paid, or entitled to payment, by the Employer for the performance of duties.

               (2)  Directly or indirectly compensated or
entitled to compensation by the Employer for reasons other than the performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) irrespective of whether the employment relationship has terminated unless such compensation is solely for the purposes of complying with applicable workers' compensation or disability insurance laws; or

               (3) Awarded back-pay or back-pay is agreed to by the Employer without regard to mitigation of damages, except that no Hour of Service shall be credited under this paragraph for any period for which the Employee is credited with an Hour of Service under paragraph (1) or (2) above.

In addition, each hour for which a leased employee, within the meaning of Code section 414(n), is paid or entitled to payment by the Employer for the performance of duties shall be considered an Hour of Service.

          (v) INVESTMENT EXPENSES: All expenses related to the management and maintenance, on a separate basis, of the individual investment options under the Plan. The term
"Investment Expenses" shall not include general fees for management and maintenance of the Trust as a whole.

          (w) LIMITATION YEAR: The 12-month period commencing on January 1 and ending on December 31.

          (x)  MERGED PLANS:  The Kentucky Fried Chicken
Corporation Long Term Savings Program, the Pizza Hut Long Term
Savings Program, the Taco Bell Long Term Savings Program and the
Pepsi-Cola Operating Company Long Term

Savings Program, as in effect prior to their merger into this Plan on December 31, 1991.

          (y)  NON-HIGHLY COMPENSATED EMPLOYEE:  Effective for
Plan Years beginning on or after January 1, 1987, any Employee who is not a Highly Compensated Employee.

          (z) PARTICIPANT: Any individual who is either an Active Participant or an Inactive Participant.

               (1) Active Participant: Any eligible Employee, as defined in Section 3.1, who has a current election in effect to make Salary Deferral Contributions in accordance with Article IV.
               (2) Inactive Participant: Any individual (other than an Active Participant) who has an Account under the Plan.

          (aa) PEPSICO ORGANIZATION: The controlled group of corporations of which the Company is a member, as defined in Code
Section 414(b) and regulations issued thereunder.

          (bb) PLAN: The PepsiCo Long Term Savings Program, the Plan set forth herein, as it may be amended from time to time. The Plan Administrator may also designate certain informal names for the Plan, such as "Save-Up", for use in communications regarding the Plan.

          (cc) PLAN ADMINISTRATOR: The Company, or its successor or successors, which shall have authority to administer the Plan as provided in Article VIII.

          (dd) PLAN YEAR:  The 12-month period commencing on
January 1 and ending on December 31.  From December 1, 1988 to
December 31, 1991, the Plan Year commenced on December 1.

          (ee) RECORDKEEPER:  The party designated by the Plan
Administrator to maintain records of Participants' Accounts in accordance with procedures established by the Plan Administrator.

          (ff) RETIRED EMPLOYEE: Any person: (i) who has received, while age 55 or over, a qualifying lump sum distribution from a defined benefit pension plan sponsored by an Employer, and (ii) who was an Employee eligible to participate in this Plan immediately prior to his retirement from the Employer. For purposes of this subsection, a qualifying lump sum distribution shall refer to lump sums other than single sum distributions with a value of $3,500 or less, determined in accordance with Code section 417(e).

          (gg) ROLLOVER ACCOUNT: The account maintained to record any rollover contributions pursuant to Section 4.4, and any adjustments relating thereto. A Participant's Rollover
Account shall at all times be fully vested.

          (hh) ROLLOVER CONTRIBUTIONS: Contributions to the Plan that are made pursuant to Section 4.4.

          (ii) SALARY DEFERRAL ACCOUNT: The account maintained for a Participant to record amounts deferred pursuant to the election described in Section 4.1, as well as any adjustments relating to such amount. A Participant's Salary Deferral Account shall at all times be fully vested.

          (jj) SALARY DEFERRAL CONTRIBUTIONS: Any Employer contributions made to the Plan at the election of a Participant, in lieu of cash compensation, pursuant to Section 4.1.

          (kk) SEVERANCE FROM SERVICE DATE:  An Employee's
Severance from Service Date shall occur on the earlier of:

               (1) The date the Employee quits, retires, is discharged or dies; or

               (2)  The first anniversary of the date the
Employee is absent from service with an Employer (with or without pay) for any reason other than a quit, retirement, discharge or death, such as vacation, holiday, sickness, disability, leave of absence or layoff.

          (ll) TERMINATION OF EMPLOYMENT: The cessation of an Employee's employment with an Employer or other member of the PepsiCo Organization, whether by quit, resignation, discharge, retirement, disability or indefinite layoff. However, such term shall not include an Authorized Leave of Absence or the transfer from the Employment of one Employer that maintains this Plan to another such Employer, or to employment with any other member of the PepsiCo Organization.

          (mm) TRUST (OR TRUST FUND): The fund established pursuant to the Trust instrument to receive and to invest amounts credited to Participants' Accounts and from which distributions will be made.

          (nn) TRUSTEE: The individual or corporation appointed by the Company pursuant to the Trust instrument to hold the Trust
Fund.

          (oo) VALUATION DATE: Each business day, except that the Trustee may temporarily suspend valuations when it deems it to be necessary in accordance with Section 5.2(b). In all cases, however, there shall be a Valuation Date on the last business day of the Plan Year.

          (pp) YEAR OF SERVICE: A 12-month period of service generally commencing on an Employee's Employment Commencement Date and ending on the first anniversary thereof. However, if an Employee has a Severance from Service Date prior to this first anniversary and then later returns to service, the following periods shall be counted in determining whether the Employee has completed 12 months of service:

                    (1)  If an Employee terminates employment
because of a quit, discharge or retirement and then returns to the employment of the PepsiCo Organization within 12 months from his Severance from Service Date, the Employee's period of severance shall be taken into account.

                    (2)  If an Employee terminates employment
because of a quit, discharge or retirement (during any other absence from service of 12 months or less) and then returns to the employment of the PepsiCo Organization within 12 months from the date on which he was first absent, the Employee's period of severance shall be taken into account.

                    (3) If an Employee who terminates employment because of a quit, discharge or retirement returns to the employment of the PepsiCo Organization following a 12-month period of severance, the Employee's prior period of employment shall be taken into account provided his period of severance is less than the greater of (i) 5 years or (ii) his prior period of employment.

          2.2 Construction: The terms of this Plan shall be construed in accordance with this section.

               (a) Gender and Number: The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender and the singular shall include the plural, unless the context clearly indicates to the contrary.

               (b)  Headings:  The headings of sections and
subsections are for ease of reference only and shall not be construed to limit or modify the detailed provisions thereof.

       III-1

                            ARTICLE III

                    Eligibility and Participation

          3.1 Eligibility: The following Employees shall be eligible to participate in the Plan: all full-time salaried Employees of the Company, all full-time salaried, hourly, commissioned sales or transportation Employees of the Employers designated on the attached Schedules 1, 2, 3 and 4; all full-time hourly Employees of the Company designated on the attached
Schedule 5, all salaried part-time Employees who are currently eligible to enroll in his Employee's Benefits Plus Program of the Employer, all full-time hourly Employees designated in Article B, all hourly Employees designated in Article C, and any Employee described in Section 2.1(1)(2); provided, however, that to be eligible such Employee must be currently eligible to enroll in his Employer's Benefits Plus program. Except as provided in this section 3.1, the following Employees or classes of Employees or classes of Employees shall not be eligible to participate in this
Plan:
               (a) Any Employee whose terms and conditions of employment are determined by collective bargaining with a union representing such persons and with respect to whom inclusion in this Plan has not been specifically provided for in such collective bargaining agreement;

               (b) Any Employee who is classified by an Employer in accordance with its usual practices as associate, casual, temporary or part-time (determined considering only the Employee's service with each individual Employer);

               (c) Any Employee who is a leased employee within the meaning of Code section 414(n); and

               (d)  Effective December 1, 1989, any Highly
Compensated Employee who has not attained age 21 and completed a Year of Service.

          3.2  Participation:

               (a)  Commencement of Active Participation:  An
Employee who is eligible for the Plan under Section 3.1 or the Appendix (an eligible Employee) shall become an Active
Participant upon enrolling in the Plan.  The Participant's enrollment in

       III-2

the Plan shall be made by electing to defer a portion of his Eligible Pay, in accordance with Section 4.1(b). An eligible Employee's election to participate actively in the Plan shall be effective as soon as practicable for his Employer.

               (b) Termination of Participation: An Active Participant shall continue to participate actively in the Plan until he revokes his enrollment or his enrollment ends as a result of his Termination of Employment or transfer to a position that is ineligible for participation. When active participation ceases, an individual with a balance in his Plan Account shall continue as an Inactive Participant until his Account has been distributed.

               (c) Recommencement of Active Participation: Any individual whose active participation has terminated pursuant to subsection (b) may return to active participation by reinstating his enrollment (following his return to service as an eligible Employee, if applicable).

                             ARTICLE IV

                Contributions and Deferral Amounts

          4.1 Elective Deferrals: An Employee who is eligible under Section 3.1 and who has Eligible Pay may elect to defer a portion of his Eligible Pay in accordance with the following subsections.

               (a) Deferral Amount: Subject to the limitations established by this Article, each Active Participant may defer in any Plan Year up to 10 percent of his Eligible Pay in accordance with this section. In the event a Participant elects to defer a portion of his Eligible Pay under the Plan, it will be designated for contribution by the Employer to the Trust on behalf of the Participant, and for deposit in his Salary Deferral Account. All amounts deposited to a Participant's Salary Deferral Account shall at all times be fully vested.

               (b)  Election to Defer:  Each Employee who
qualifies as an eligible Employee under Section 3.1 may elect to defer a portion of his Eligible Pay in accordance with subsection
(d).  An eligible Employee shall make this election by:

               (1) Completing and returning the enrollment form, or utilizing the telephone enrollment system, provided by the Plan Administrator,

               (2) Designating a portion of his Eligible Pay to be contributed by his Employer to the Plan, and

               (3)  Indicating how such amounts are to be
invested under Section 5.2.

     An eligible Employee's election under this subsection shall be effective as soon as practicable for his Employer and shall remain in effect until it is modified or terminated under subsection (c) below, or until his active participation terminates in accordance with Section 3.2(b).

               (c) Changes in Deferral Election: Subject to subsection (d), an Active Participant may elect to increase, decrease or terminate the amount of his deferral at any time by completing and returning a change of election form, or using the telephone enrollment system to designate the revised deferral rate to be contributed to the Plan. A Participant's election under this subsection shall be effective as soon as practicable for his Employer.

               (d) Election Procedures: To be effective, an election made pursuant to subsection (b) or (c) above must be made in the manner specified by the Plan Administrator. In addition, any election shall specify the amount of the deferral desired for each Plan Year as a whole dollar amount, subject to the limitation in subsection (a) above. Any election purporting to defer more than 10 percent of Eligible Pay shall be treated as an election to defer 10 percent of Eligible Pay. Notwithstanding the preceding sentence, the Plan Administrator shall not give effect to elections that do not meet the minimum standards for completeness and accuracy the Plan Administrator establishes from time to time.

          (e) Payroll Deductions: A Participant's Salary Deferral Contributions shall be withheld from his Eligible Pay through automatic payroll deductions. The amount to be withheld in any pay period shall be a ratable share of the Participant's currently effective salary deferral election for the entire Plan Year. Salary Deferral Contributions may not be withheld after they have been actually or constructively received by the Participant.

          4.2  Dollar Limits on Elective Deferrals:
Notwithstanding Section 4.1, a Participant's Elective Deferrals shall be limited as provided in this section.

               (a) Initial Limit: Effective for calendar years beginning on and after January 1, 1987, a Participant's Elective Deferrals under the Plan shall be limited to $7,000 or, if greater, the adjusted amount in effect under Code section 402(g) for the preceding calendar year.

               (b) Additional Limit: Effective for Plan Years beginning after 1987, a Participant's Elective Deferrals, which are made in any calendar year to the Plan or any other arrangement maintained by the Employer, shall be limited to the amount permissible under Code section 402(g) for taxable years beginning in such calendar year.

               (c)  Distribution of Excess Elective Deferral:

                    (1)  Assignment:  If the Elective Deferral
made on behalf of a Participant under all plans in which such individual is a participant, whether or not maintained by the Employer, exceeds the dollar limitation contained in Code section 402(g), such Participant may assign to this Plan any Excess Elective Deferral made during a taxable year of the Participant no later than March 1 following the close of, and with respect to, the taxable year in which such Excess Elective Deferral was made by:

                         (i)  Notifying the Plan Administrator in
writing of the Elective Deferral made under any plan other than this Plan,

                         (ii) Allocating in writing such Excess
Elective Deferral between or among such other plans and this Plan, and

                        (iii)     Stating in writing that if
such Excess Elective Deferral allocable to the Plan is not distributed, the deferral limitations of Code section 402(g) will be exceeded for the Participant's taxable year with respect to which such Elective Deferral occurred.

                    (2)  Distribution:  Upon notification in
accordance with paragraph (1), the Plan Administrator shall distribute any Excess Elective Deferral allocated to the Plan (plus any income and minus any loss allocable thereto) to the relevant Participant no later than April 15 of the calendar year following the close of the taxable year of the Participant with respect to which such Excess Elective Deferral was made.

               (3)  Determination of Income or Loss: Excess
Elective Deferrals shall be adjusted for any income or loss through the end of the taxable year of the Participant with respect to which such Excess Elective Deferral was made. The income or loss allocable to a Participant's Excess Elective Deferral is the income or loss allocable to the Participant's Salary Deferral Account for such taxable year, multiplied by a fraction, the numerator of which is the Participant's

Excess Elective Deferrals for such taxable year and the denominator of which is the Participant's account balance attributable to Salary Deferral Contributions as of the end of the taxable year without regard to any income or loss occurring during such taxable year.
To the extent necessary to ensure compliance with subsection (b) above, the Plan Administrator shall distribute Excess Elective Deferrals to a Participant, notwithstanding the fact that the Participant has not assigned such Excess Elective Deferrals to this Plan by the deadline specified in subsection (c)(1). Such distribution shall be accomplished as contemplated in subsection
(c)(2) above.

          4.3  Limitation on Deferral Percentage:

          (a) Limitation: Notwithstanding anything herein to the contrary, in any Plan Year beginning on or after January 1, 1987, the Average Deferral Percentage of the eligible Employees who are Highly Compensated Employees for such Plan Year shall not exceed the greater of (1) or (2) below:

          (1)  The Average Deferral Percentage of the eligible
Employees who are Non-Highly Compensated Employees for such Plan
Year multiplied by 1.25, or

          (2) The Average Deferral Percentage of the eligible Employees who are Non-Highly Compensated Employees for such Plan Year multiplied by 2.0, provided, however, that in this case the Average Deferral Percentage of the eligible Employees who are Highly Compensated Employees shall not exceed the Average Deferral Percentage of the eligible Employees who are Non-Highly Compensated Employees by more than 2 percentage points.

          (b) Average Deferral Percentage: For purposes of subsection (a) above, the Average Deferral Percentage for a specified group of Employees for a Plan Year shall mean the average of the ratios (calculated separately for each Participant in such group) of:

          (1) The amount of the Salary Deferrals made on behalf of the Employee for the Plan Year (including Excess Elective
Deferrals of Highly Compensated Employees), to

          (2)  The Employee's compensation for the Plan Year
(whether or not the Employee was a Participant for the entire
Plan Year).

For Plan Years beginning on or after January 1, 1989, the Average
Deferral Percentage shall be computed to the nearest one hundredth of one percent.

          (c) Special Rules: In applying the limits set forth in subsection (a) above, the following rules shall apply:

          (1) For purposes of this subsection, compensation means compensation as defined in Code section 414(s) and, for Plan Years beginning on or after January 1, 1989, limited to $200,000 (adjusted at the same time and in such manner as permitted under Code section 415(d)) provided that for Plan Years beginning on or after January 1, 1994, compensation is limited to $150,000 (adjusted at the same time and in such manner as permitted under Code section 415(d)).

          (2) If a Highly Compensated Employee is eligible to participate under more than one cash or deferred arrangement described in Code section 401(k) maintained by the Employer, all such cash or deferred arrangements shall be treated as one for purposes of calculating such Employee's Average Deferral Percentage.

          (3) For purposes of determining the Deferral Percentage of a Highly Compensated Employee who is a 5 percent owner or one of the 10 most highly-paid Highly Compensated Employees, as described in Section 2.1(t)(5), the Salary Deferral Contributions and compensation of such Employee shall include the Salary Deferral Contributions and compensation for the Plan Year of such Highly Compensated Employee's Family Members, as described in Code section 414(q)(6). Family Members, with respect to such Highly

Compensated Employees, shall be disregarded as separate Employees in determining the Average Deferral Percentage both for eligible
Employees who are Non-Highly Compensated Employees and for eligible Employees who are Highly Compensated Employees.

          (d) Adjustment of Salary Deferrals: If during a Plan Year the Plan Administrator determines that there is a likelihood that the Average Deferral Percentage of the Highly Compensated Employees will exceed the limitation specified in subsection (a), then the Plan Administrator may prospectively reduce or limit the deferrals of the Highly Compensated Employees to such amount and beginning as of such pay period during the Plan Year as is deemed necessary by the Plan Administrator in its sole discretion to prevent the limitation in subsection (a) from being exceeded for the Plan Year. The Plan Administrator may terminate (in whole or in part) any reduction or limitation on deferrals under this subsection which is no longer necessary to prevent the limitation specified in subsection (a) from being exceeded for the Plan Year. Whenever necessary during the Plan Year, the Plan Administrator may institute further reductions or limitations on deferrals, or reinstate reductions or limitations on deferrals, to the extent required to prevent the limitation in subsection
(a) from being exceeded.

          (e)  Distribution of Excess Contributions and Income:
If the Average Deferral Percentage of the eligible Employees who are Highly Compensated Employees exceeds the limitations of subsection (a) for any Plan Year, then notwithstanding any other provision of the Plan, any Excess Contributions for such Plan
Year (plus any income and minus any loss allocable thereto) shall be distributed to the appropriate Highly Compensated Employees and, where applicable, family members, not later than two and one-half months following the Plan Year with respect to which such Excess Contributions were made.

          (1)  Determination of Income or Loss: Excess
Contributions shall be adjusted for any income or loss through the end of the Plan Year for which the Excess Contributions occurred. The income or loss allocable to a Participant's Excess Elective Deferral shall be as follows:

          (i) For the Plan Year beginning in 1987, the Employer may use any reasonable and consistently applied method for computing the income allocable to any Excess Contributions for such Plan Year.

          (ii) For Plan Years beginning on or after January 1, 1988, the income or loss allocable to Excess Contributions is the income or loss allocable to the Participant's Salary Deferral Account for the Plan Year for which the Excess Contributions occurred multiplied by a fraction, the numerator of which is the Participant's Excess Contributions for such Plan Year and the denominator of which is the Participant's account balance attributable to Salary Deferral Contributions as of the end of the Plan Year without regard to any income or loss occurring during such Plan Year.

          (2)  Special Rules:

          (i) In the event family members are aggregated for pur poses of this section, distributions to such family members of any Excess Contributions shall be made in the manner prescribed by the regulations under Code section 401(k).

          (ii) Any distribution of Excess Contributions and income thereon shall be made to Highly Compensated Employees on the basis of the respective portions of the total Excess
Contributions attributable to each such Employee.

          (iii) Any distribution of Excess Contributions and income thereon may and shall be made without regard to any other provision of this Plan restricting distributions.

          (f)  Determination By Plan Administrator:
Notwithstanding the foregoing provisions of this section, any determination required by this section shall be made by the Plan Administrator, and the determination by such Plan Administrator of the method of compliance with subsection (a) and reduction of deferrals in excess of that permitted by subsection (a), in accordance with subsection (d), and the determination of any Excess Contribution to be distributed pursuant to subsection (e), shall be final, binding, and conclusive as to all Participants, former Participants, Beneficiaries, and any other person or entity associated with or benefiting from this Plan.

          (g) Priority of Application of Sections: Section 4.2 shall be applied before this section.

          4.4 Rollover Contributions: At the request of a Participant, a Retired Employee or an Employee who is eligible under section 3.1 (or could be upon the completion of any requirements with respect to age or service), the Plan may accept a rollover of cash amounts from another qualified plan described in section 401(a) of the Code, including an individual retirement account or annuity whose assets came solely from a qualified plan. Any such rollover amount will be held for the Participant, Employee, or Retired Employee, as the case may be, in a Rollover Account established for his benefit. A person who makes such a rollover contribution to the Plan, but who is not otherwise eligible to make (or who chooses not to make) a deferral election under Section 4.1(b), shall be considered an Inactive Participant. The Plan Administrator and the Trustee may request such information from the Participant, Employee, or Retired Employee, as the case may be, any documents or opinion of counsel which it, in its discretion, deems necessary to determine that a proper rollover contribution will be made. Amounts in a Rollover Account shall be invested as designated by the Participant pursuant to Section 5.2(c). The amounts in the Rollover Account shall be distributed at the same time and in the same manner as amounts in the Salary Deferral Account.

          4.5  Maximum Allocations:

          (a) The amount of Annual Additions (as defined in subsection (d) below) which may be credited to the Participant under this Plan during any Limitation Year shall not exceed the lesser of $30,000 (or, if greater, one fourth of the defined benefits dollar limitation set forth in Code section 415(b)(1) as in effect for the Limi-tation Year) or 25% of the Participant's Annual Compensation
(as defined in subsection (e) below) for the applicable Limitation Year.

          (b) For any Participant in the Plan who is also a participant in one or more defined benefit plans (as defined in section 414(j) of the Code) maintained by the Company or by the Employer, the sum of the fractions in (1) and (2) below, computed as of the close of the Limitation Year, may not exceed 1.0, where the fractions are determined as follows:

          (1) The Projected Annual Benefit (as defined in subsection (d) below) of the Participant under such defined benefit plans, divided by the lesser of:

          (i) the product of the dollar limitation determined for the Limitation Year under Code sections 415(b) and (d) multiplied by 1.25 (or 1.0, if the Plan is a Top-Heavy Plan, as defined by Section 14.2(c)), or

          (ii) 140 percent of the Participant's Average
Compensation (as defined in subsection (d) below), including any adjustments under Code section 415(b) plus

          (2)  The sum of the Annual Addition to such
Participant's accounts under this Plan and all other defined contribution plans maintained by the Employer for such Limitation
Year and for all Prior Years (as defined in subsection (d) below) divided by the sum of the lesser of the following amounts determined for such Plan Year and all Prior Years:

          (i) the product of the Dollar Limitation (as defined in subsection (d) below) in effect for the year multiplied by
1.25 (or 1.0, if the Plan is a Top-Heavy Plan, as defined by Section 14.2(c)), or

          (ii) 35 percent of the Participant's Annual
Compensation for the year.

          (c) In the event that a Participant's Annual Addition under this Plan, when added to the Annual Addition under any other defined contribution plan (as defined in section 414(i) of the Code) or the Projected Annual Benefit under any defined benefit plan maintained by the Employer, exceeds the limitations specified in Section 4.5(a) or (b), appropriate reductions in such Annual Addition or Projected Annual Benefit shall be made in the following order:

          (1) First, under any defined benefit plan(s) maintained by the Employer,

          (2) To the extent that additional reductions are still necessary, under this Plan, and

          (3) To the extent that any additional reductions are still necessary, under a PepsiCo employee stock ownership plan.

          (d) For purposes of this Section 4.5, the following definitions and rules of interpretation shall apply:

          (1) Effective for years beginning after December 31, 1986, the "Annual Addition" of a Participant means the sum credited to a Participant's account for any year of (i) employer contributions; (ii) employee contributions; (iii) forfeitures and
(iv) amounts described in Code sections 415(l)(2) and 419A(d)(2). Notwithstanding the foregoing, for years beginning prior to January 1, 1987, only that portion of the employee's contributions equal to the lesser of: (A) the portion of his employee contributions (if any) during such year in excess of 6 percent of his annual compensation, or (B) one-half of his employee contributions during such plan year shall be considered an "Annual Addition." The Annual Addition for any year beginning prior to January 1, 1987, shall not be recomputed to treat all employee contributions as an Annual Addition.

          (2)  "Projected Annual Benefit" means the Annual
Benefit (as defined in paragraph (3) below) to which a Participant would be entitled under a defined benefit plan (after giving effect to any limitation on such benefit contained in such plan that may be applicable to the Participant) on the as sumptions that he continues employment until his Normal
Retirement Date thereunder, that his compensation continues at the same rate as in effect for the Limitation Year under consideration until such Normal Retirement Date, and that all other relevant factors used to determine benefits under such plan remain constant for all future Limitation Years.

          (3) The "Annual Benefit" of a Participant means the annual amount payable under a defined benefit plan computed in accordance with the following rules:

          (i) Where the Annual Benefit payable under a defined benefit plan is other than in the form of either a single life annuity or a qualified joint and survivor annuity within the meaning of Code section 417(b) it shall be adjusted to an actuarial equivalent benefit in the form of a single life annuity.

          (ii) In the case of a benefit under a defined benefit plan which begins prior to the Participant's Social Security Retirement Age (as defined below), such benefit shall be adjusted so that it is the actuarial equivalent of a benefit commencing at the Participant's Social Security Retirement Age for purposes of applying the Code section 415(b) dollar maximum.

          (iii) In the case of a benefit under a defined benefit plan which begins after the Participant's Social Security Retirement Age, such benefit shall be adjusted to the actuarial equivalent of a benefit commencing at the Participant's Social Security Retirement Age for purposes of applying the Code section 415(b) dollar maximum.

          (iv) For years beginning prior to January 1, 1987, sub paragraph (B) shall be applied by substituting "age 62" for "the
Participant's Social Security Retirement Age," and subparagraph
(C) shall be applied by substituting "age 65" for "the

Participant's Social Security Age."

          (4) "Average Compensation" means a Participant's average compensation for the period of 3 consecutive Plan Years (or the actual number of consecutive years of employment for Participants employed by an Employer less than 3 consecutive years) during which the Participant had the greatest aggregate Annual Compensation.

          (5) "Prior Year" means a year, preceding the current Limitation Year, in which the Participant was in the service of the Employer. For purposes of the preceding sentence, "year" shall mean (in the event the Plan was in existence during such year) a Limitation Year, or (in the event the Plan was not in existence during such year) a 12- month period which begins and ends on the same dates as the Limitation Year.

          (6) "Dollar Limitation" means the limitation provided in Code section 415(c)(1)(A) (adjusted in accordance with Internal Revenue Service Regulations) as in effect for the particular Plan Year.

          (7) "Social Security Retirement Age" means age 65 in the case of a Participant who attains age 62 before January 1, 2000; age 66 in the case of a Participant who attains age 62 after December 31, 1999 but before January 1, 2017; and age 67 in the case of a Participant who attains age 62 after December 31, 2016.

          (8) For purposes of Section 4.5(b)(1)(i) above, if as of the last Plan Year ending before January 1, 1983, a Participant's accrued benefit (within the meaning of Section 235(g)(4) of the Tax Equity and Fiscal Responsibility Act of
1982) under the Employer's defined benefit plans is greater than $90,000 (and also such other amount as may apply pursuant to automatic adjustments of the $90,000 figure), then Section 4.5(b)(1)(i) shall be applied by substituting such accrued benefit for $90,000 where it appears therein.

          (9) For purposes of computing the maximum allocation under either subsection (a) or (b), all defined benefit plans (whether or not terminated) of the Employer shall be treated as one defined benefit plan, and all defined contribution plans (whether or not terminated) of the Employer shall be treated as one defined contribution plan.

          (10) When the term "Employer" is used in this section, it shall mean the Employer and any other corporation or division which is a member of a controlled group of corporations (within the meaning of Code Section 414(b), as modified by Code section 415(h)) of which the Employer is also a member.

          (e) Annual Compensation: A Participant's annual compensation as determined solely for purposes of this section and Article IX of the Plan.

          (1)  A Participant's Annual Compensation shall include:

          (i) the Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses, fringe benefits, reimbursements, and expense allowances);

          (ii)  Amounts described in Code sections 104(a)(3),
105(a) and 105(h), but only to the extent that such amounts are includable in the gross income of the Participant;

          (iii) Amounts paid or reimbursed by the Employer for moving expenses incurred by a Participant, but only to the extent that such amounts are not deductible by the Participant under Code section 217;

          (iv) The value of a non-qualified stock option granted to a Participant, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which granted; and

          (v) The amount includable in the gross income of a Participant upon making the election described in Code section
83(b).

          (2) A Participant's Annual Compensation shall not include:

          (i) Employer contributions to a plan of deferred com pensation which are not included in the Participant's gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation;

          (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Participant).

Compensation for any limitation year is the compensation actually paid or includable in gross income during such year.

          4.6 Excess Allocations: If, pursuant to Section 4.5 immediately above, there is an excess allocation with respect to a Participant for a Limitation Year, such excess amount shall be disposed of as follows:

          (a) In the event that the Participant is in the service of the Employer in succeeding Limitation Years, then such excess amounts shall not be distributed to the Participant, but shall be carried over for the Participant's benefit and allocated to the Participant's Salary Account for such succeeding Limitation Years to the extent consistent with the limits in
Section 4.5.

          (b) In the event that the Participant is not in the service of the Employer in a succeeding Limitation Year for which an allocation is to be made hereunder, then such excess amount shall not be distributed to the Participant, but shall be reapplied for the benefit of all remaining Participants subject to the limits in Section 4.5.

          4.7 Fund for Exclusive Benefit of Participants: Except as otherwise provided hereinafter (i) all assets of the Trust Fund, including investment income, shall be retained for the exclusive benefit of Participants and Beneficiaries, and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan and Trust to the extent not paid by the Employer, and (ii) contributions made by the Employer may not under any circumstances revert to or inure to the benefit of the Employer; except that, and notwithstanding anything contained herein to the contrary, contributions (a) made by the Employer by mistake of fact, or (b) conditioned upon the deductibility of the contribution under Code section 404, shall be returned to the Employer within 1 year of the mistaken payment or the disallowance of the deduction (to the extent disallowed), whichever is applicable. Each contribution by the Employer is expressly made contingent on the deductibility of such con tribution for the year with respect to which the contribution is made.

                                ARTICLE V
                         Interests of Participants

          5.1 Accounts of Participants: The Plan Administrator, or its agent, shall maintain separate accounts on its books, for recordkeeping purposes only, for each Participant. A given Participant may have two accounts if he has: (i) deferred a percentage of his Eligible Pay pursuant to Section 4.1, and (ii) made a rollover contribution pursuant to Section 4.4, i.e., a Salary Deferral Account, and a Rollover Account. The maintenance of individual accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each account shall not be required (except as the Trustee deems necessary under the Brokerage Option). Distributions and withdrawals from a Participant's Account shall be charged to the appropriate account at the time the transaction is processed.

          5.2 Investment of Participant Accounts: The investment options under the Plan are described in subsection
(a), subject to the limitations set forth in subsection (b) and other provisions of the Plan.

          (a) Investment Options: In accordance with the rules provided in subsection (c) below, a Participant shall direct the investment of the amounts credited to his Account to any of the following separate investment options within the Trust Fund for which he is eligible at the time:

          (1) The Security Plus Fund: This investment option, available effective January 1, 1992, is an investment portfolio comprised of investment funds and contracts issued by highly rated banks and insurance companies and short-term securities. The objective of the Fund is to provide, over a period of time, a higher rate of return than average money market funds, while preserving principal and providing liquidity. The Fund's rate of return will fluctuate and is not intended to provide a guaranteed rate of return. The Participant's interest in the fund will be denominated as "units". The value of a unit in this Fund will be $1.00. The number of units credited to a Participant will fluctuate based upon the performance of the Fund. As of January 1, 1992, two 1991 Guaranteed Income

Fund contracts, both issued by Metropolitan Life, were transferred to the Security Plus Fund. In addition to the transferred investment contracts, the Fund is expected to invest primarily in: (A) short-term investment funds (including government short-term investment funds) that invest in certificates of deposit, time deposits, bankers' acceptances, commercial paper, U.S. Treasury and agency securities, and mortgage and asset-backed securities; and (B) new investment contracts issued by highly-rated insurance companies, banks, and other financial institutions. The transfer of funds invested in the Security Plus Fund to other separate investment options within the Trust Fund shall be subject to the following restrictions:

          (i) No amounts invested in the Security Plus Fund may be transferred by a Participant directly to the Brokerage Option. No amounts invested in the Security Plus Fund may be transferred by a Participant indirectly to the Brokerage Option, i.e., by first transferring the amounts to some other investment option (or options) under the Plan, unless such amounts remain invested in the intervening investment option (or options) for at least 3 months;

          (ii) A Participant can transfer amounts from the Security Plus Fund into some other investment option (or options) under the Plan no more than 12 times during the Plan Year; and

          (iii)     Withdrawals of amounts invested in the
Security Plus Fund are subject to the limitations specified in
Section 6.3(c).

          (2) The Equity Index Fund: This investment option is a diversified stock fund, invested primarily in the Vanguard
Institutional Index Fund. It is a passively managed fund designed to mirror the performance of Standard and Poor's 500
Index, a broadly-based average of stock market performance.
Investments in this investment option are subject to fluctuations, and there is no guarantee of future performance.
The Participant's interest in
the fund will be denominated as "units". The value of a unit in this Fund will be $1.00. The number of units credited to a Participant will fluctuate based upon the performance of the Fund.

          (3) The Equity-Income Fund: This fund is primarily invested in the Fidelity Equity-Income Fund, which invests primarily in income-producing stocks. The fund's chief objective is to provide reasonable income, although some consideration is given to capital appreciation. Amounts invested in this investment option are subject to fluctuations, and there is no guarantee of future performance. The Participant's interest in the fund will be denominated as "units". The value of a unit in this Fund will be $1.00. The number of units credited to a Participant will fluctuate based upon the performance of the Fund. Effective January 1, 1993, the Equity-Income Fund will no longer accept future contributions. The Equity-Income fund, however, is currently scheduled to be available under the Brokerage Option.

          (4) The PepsiCo Capital Stock Fund: This investment option is invested primarily in Company Stock. Earnings will be applied primarily to the purchase of additional shares of Company Stock. Shares of Company Stock held by the Trustee, which have been allocated to Participants' accounts, will be voted by the Trustee as the Participant to whom such shares are allocated directs in writing from time to time. Any such shares with respect to which the Participant does not give directions for voting in a timely manner will not be voted by the Trustee. For voting purposes, allocated fractional shares of Company Stock will be aggregated into whole shares of stock and voted by the Trustee to the extent possible to reflect the voting directions of the Participants with respect to the whole shares of Company Stock. Any shares of Company Stock held by the Trustee which have not yet been allocated to Participants' accounts will be voted by the Trustee to the extent possible to reflect the voting directions of Participants with respect to allocated shares of stock. The Participant's interest in the fund will be denominated as "units". The initial value of a unit (as of July 1, 1992) in this Fund is $10.00 and thereafter the value of a unit will fluctuate in response to various factors including, but not limited to, the price of and dividends paid on Company Stock, earnings and losses on other investments in the fund and the mix of assets in the fund. The number of units credited to a Participant's account will not fluctuate based upon the performance of the Fund. Each Participant's investment in the PepsiCo Capital Stock Fund will be based on the proportion of his investment in the fund to the total investment in the fund of all Plan Participants.

          The Company shall assist the Trustee in furnishing Participants investing in the PepsiCo Capital Stock Fund with proxy materials, notices and information statements at the time voting rights are to be exercised. In general, the materials to be furnished Participants shall be the same as those provided to security holders.

          Shares of Company Stock will be purchased for Participant Accounts in the open market or in privately negotiated transactions, at prices not in excess of the fair market value of the Company Stock on the date of purchase. Sales of shares will also be made in the open market or in privately negotiated transactions at prices not lower than the fair market value of Company Stock on the date of sale. The Trustee, or its designated agent, may limit the daily volume of purchases and sales to the extent it believes it will be in the interest of Participants to do so.

     (5)  The Brokerage Option:

               (i) Description of Funds: This investment option will be administered by State Street Bank and the agents it employs as securities brokers to execute Participants' trades. This option permits certain Participants and Beneficiaries to invest all or a portion of their interest in the Plan in additional choices for self-directed investment. The Plan Administrator shall publish written rules and procedures for the election of these additional choices by Participants and Beneficiaries, and may revise such rules and procedures at any time and for any reason. The investments expected to be available under the Brokerage Option are generally as follows: securities traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ National Market, and certain Fidelity Mutual Funds as specified by the Plan Administrator.

               (A)  The following investments will not be
available through the Brokerage Option: Non-taxable bonds; options; futures; commodities; limited partnerships which are unlisted on the New York or American Stock Exchange or NASDAQ National Market; foreign securities which are unlisted on the New York or American Stock Exchange or NASDAQ National Market; commercial paper; bank investments (such as certificates of deposits and bank investment contracts); physical assets (such as coins, art, jewelry, and real estate); insurance investment or insurance investment funds; mutual funds not sponsored by Fidelity; and securities of the Company or its subsidiaries (even if listed on the New York or American Stock Exchange or NASDAQ National Exchange).

               (B)  The following trading practices are
prohibited under the Brokerage Option: Short sales, margin trades, third party trades, direct trades, and any trades occurring outside the procedures established by the Plan Administrator.

          (ii) Restrictions: Each Participant who participates in the Brokerage Option shall have his interest in the Plan reduced by any brokerage and fees (including fees charged by Fidelity on account of one or more investments in a Fidelity mutual fund) payable on their individual transactions and shall also have his interest in the Plan reduced by a fee (initially $4.20) for each month or part thereof that the Participant participates in the Brokerage Option. The fee will be taken from the Plan in the following order: Security Plus Fund, Equity-Index Fund, Equity Income Fund, PepsiCo Capital Stock Fund and the Brokerage Option. The Plan Administrator, and its agent, is authorized to sell securities or other assets held within a Participant's Account for the purpose of paying the fee described in this subsection. Investment in the Brokerage Option is subject to the following restrictions:

               (A) To commence investing under this program, the Participant must first be eligible to enroll in the Brokerage Option. A Participant is eligible to enroll if he has at least $1,000.00 in his Participant Account; completes and returns the application as required by the Plan Administrator or its agent; and his initial transfer election into the Brokerage Option is at least $1,000. Subsequent transfers to and from the Brokerage Option must be at least $250 unless such transfer is to close the Participant's account under the Brokerage Option. All transfers to the Brokerage Option must be from prior savings.

               (B)  No amounts invested either in the Security
Plus Fund or in the Guaranteed Income Fund may be directly transferred to the Brokerage Option, and no amounts invested either in the Security Plus Fund or in the Guaranteed Income Fund may be indirectly transferred to the Brokerage Option, i.e., by first transferring the amounts to some other investment fund (or funds) under the Plan, unless such amounts remain invested in the intervening fund (or funds) for at least 3 months.

               (C) Except as provided in the last sentence of this clause (C), no security or investment held by a Participant's account within the Brokerage Option may be transferred or distributed directly to the Participant. The Participant must initially sell the security or investment. The Trustee will place the proceeds of such sale in a short-term investment fund, designed to generate a money market rate of return, within the Brokerage Option. The proceeds will remain in such account until the Participant instructs the Plan Administrator or its agent to transfer all or a portion of such proceeds into one or more of the other separate investment options within the Trust Fund provided that the investment option chosen by the Participant permits contributions. The crediting of earnings within the short-term investment fund and the transfer of funds to other investment funds within the Trust Fund may be delayed until after the settlement period for the class of security sold by the Participant, ranging from one to five business days. In-kind distributions are permitted in the event of a complete distribution of a Participant's interest as specified under Section 6.1 or 6.2.

          (6) The Guaranteed Income Fund: This fund is established through contractual arrangements with one or more insurance companies or other financial institutions. Effective
January 1, 1992, the Guaranteed Income Fund no longer accepts additional deposits. As of January 1, 1992, two 1991 Guaranteed
Income Fund contracts, both issued by Metropolitan Life, were transferred to the Security Plus Fund. The return on amounts that remain invested in the Guaranteed Income Fund is determined in accordance with the contract (or contracts) applicable to the year in which the amounts were invested. Guarantees of principal and interest are provided solely by the insurance company or other financial institution issuing the contract. The transfer of funds invested in the Guaranteed Income Fund to other separate investment funds within the Trust Fund will be restricted in the following manner:

          (i) No amounts invested in the Guaranteed Income Fund for any Plan Year may be transferred by a Participant directly into the Security Plus Fund or the Brokerage Option. No amounts invested in the Guaranteed Income Fund for any Plan Year may be transferred by a Participant indirectly to the Security Plus Fund or the Brokerage Option, i.e., by first transferring the amounts to some other investment fund (or funds) under the Plan, unless such amounts remain invested in the intervening fund (or funds) for at least 3 months; and

          (ii) A Participant can transfer amounts from the Guaranteed Income Fund into some other investment fund (or funds) under the Plan no more than 12 times during the Plan Year.

               (b)  Maintaining Liquidity:  Notwithstanding
subsection (a) above, for the purpose of providing liquidity in each of the separate investment options (other than the Brokerage Option) under the Plan, the Trustee may invest a portion of each fund or investment option under the Plan in cash or short-term securities. The percentage of assets held for this purpose is normally expected to range from 2-10 percent, but under extraordinary circumstances the percentages may be substantially higher. Consequently, the mix of cash, securities and other investments in each of the investment funds could vary significantly at any given time and the performance of any particular fund may not match the performance of the fund or stock, as the case may be, outside the Plan. In the unlikely event that the amount of liquid assets held by these funds is insufficient to satisfy the immediate demand for liquidity under the Plan, the Trustee, in consultation with the Plan Administrator, may temporarily limit or suspend transfers of any type (including withdrawals and distributions) to or from the investment options specified in subsection (a). In any such case, the Plan Administrator shall temporarily change the Plan's Valuation Date or, in its discretion, the Valuation Date for a specific option. During this period, contributions to any affected option may be redirected to substitute investments chosen by the Trustee.

          (c)  Procedures for Investment Directions: A
Participant may direct the investment of the amounts credited to him under the Plan into the investment options described in subsection (a) only in accordance with this subsection. A Participant shall direct the investment, or change the direction of the investment, of his future or existing investment by directing the Plan Administrator through the telephone enrollment system provided by the Plan Administrator for such purpose (or through any other method made available by the Plan Administrator) and by specifying whether the Participant's investment instructions apply to existing savings, future contributions or both.

          (1) The Participant will have sole responsibility for the investment of his savings and for transfers among the available investment funds, and no named fiduciary or other person will have any liability for any loss or diminution in value resulting from the Participant's exercise of such investment responsibility. It is intended that section 404(c) of ERISA will apply to a Participant's exercise of investment responsibilities under this Article.

          (2) In the case of an option other than the Brokerage Option, a Participant's investment instruction or change in investment instruction shall take effect as of the end of the day on which the Participant gives such instruction or change to the Plan Administrator (or its agent), provided the Participant executes such instruction or change by 3:00 p.m. (Eastern time) on a business day. If the Participant executes his instruction or change on a Saturday, Sunday, holiday or after 3:00 p.m. (Eastern time) on a business day, such instruction or change will become effective on the next following business day.

          (3)  In the case of the Brokerage Option, a
Participant's investment instruction or change within the Brokerage Option or fund transfers into the Brokerage Option shall be effective in accordance with rules set forth by the Plan
Administrator consistent with the rules that govern the exchange or fund in which Participants invest.

Any investment direction submitted by a Participant must specify, in whole percentages (1 to 100), the percentage of his accounts to be invested in any or all of the separate investment funds maintained under the Plan. If a Participant fails to submit a statement of direction properly directing the investment of 100 percent of his accounts, and such failure is not corrected, the Participant shall not be eligible to participate actively, or to continue to participate actively, in the Plan; provided, however, that amounts previously invested pursuant to a properly executed statement of investment direction shall continue to remain invested in the Fund or Funds so elected. The rules for transfers set forth in paragraphs (2) and (3) above are subject to the last 3 sentences of subsection (b) above.

          (d)  Miscellaneous:

          (1) It is expressly permissible under this Plan for Trust assets to be invested in qualifying employer securities, as that term is defined in section 407(d)(5) of ERISA, up to and including 100 percent of the total Trust assets. If Company Stock is purchased other than on the open market, the Company Stock shall be valued in good faith and based on all relevant factors, including the sales prices of such stock, as reported on the New York Stock Exchange, on the date of purchase.

               (2) The separate investment funds made available under the Trust Fund and their rules of operation and valuation may be changed from time to time by agreement between the Company and the Trustee.

               (3) As of each Valuation Date, the Trustee will determine the fair market value of the assets in each separate investment fund of the Trust Fund, relying upon such evidence of valuation as the Trustee deems appropriate.

          5.3 Adjusting Account Balances: As of the close of business on each Valuation Date (before adjusting for contributions, distributions and investment transfers),
Participants' Accounts shall be charged or credited with:

          (a)  Investment Expenses,

               (b)  Investment income, and

               (c)  Gains and losses in asset values,
which have occurred with respect to each separate option (and each separate investment within the Brokerage Option) since the preceding Valuation Date. Thereafter, the final Account balances as of the Valuation Date will be determined by adjusting the amounts determined under the preceding sentence for contributions, distributions and investment transfers. The allocation of Investment Expenses and investment results as of a Valuation Date shall be in proportion to the final Account balances in the fund or investment as of the preceding Valuation Date. Gains and losses in assets values as of a Valuation Date shall be determined in accordance with rules of the Plan Administrator and may not reflect the closing values of the assets on such Valuation Date.

                                 ARTICLE VI

                        Distributions To Participants

          6.1 Termination of Employment: Subject to Section 6.2, a Participant who incurs a Termination of Employment under the Plan shall be entitled to receive the entire amount of his interest in the Plan computed as of: (i) the Valuation Date on which the final distribution form for the Participant is processed by the Recordkeeper, or (ii) if the Participant's interest in the Plan is $3,500 or less, the Valuation Date on which the Recordkeeper processes the distribution of the Participant's Account (such distribution to be processed as soon as practicable after the 90 days specified in section 6.6(d)). Subject to Section 6.6(a), the Participant's interest at Termination of Employment shall be payable to the Participant as a lump sum distribution as soon as practicable.

          6.2 Death: Subject to Section 7.1(b), in the event of the death of a Participant, the entire amount, if any, of the interest of such Participant in the Plan shall be paid as provided in Section 6.1, except that it shall be payable to such Participant's Beneficiary or Beneficiaries determined in accordance with Article VIII.

          6.3 Withdrawals: Subject to the restriction on direct withdrawals from the Brokerage Option specified in Subsection
(c), below, a Participant who has made a Salary Deferral Contribution or a Rollover Contribution may withdraw certain amounts credited to his Salary Deferral Account and Rollover Account to the extent permitted by this section.

          (a)  Hardship Withdrawals:  In the case of a
Participant who has not yet attained the age of 59-1/2, withdrawals shall only be permitted on account of the Participant's hardship. For this purpose, a withdrawal is made on account of hardship only if the Plan Administrator (or its delegate) determines the withdrawal is: (A) made on account of an immediate and heavy financial need of the Participant, and (B) necessary to satisfy this financial need. Such determinations are intended to follow applicable regulations and rulings issued by the Internal Revenue Service.

          (1)  Immediate and Heavy Financial Need: The
determination of whether a Participant has an immediate and heavy financial need shall be based on all of the relevant facts and circumstances. In addition, a distribution shall be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is on account of:

          (i) Expenses for medical care (within the meaning of Code section 213(d)) incurred by the Employee, the Employee's spouse or dependents;

          (ii)  A cost directly related to the purchase
(excluding mortgage payments) of a principal residence for the Employee;

          (iii) Payment of tuition and related educational fees for the next 12 months of post-secondary education for the Employee, the Employee's spouse, children or dependents; or

          (iv) The need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

For purposes of this paragraph, "dependent" means an Employee's dependent within the meaning of Code section 152.

          (2) Necessary for the Need: A withdrawal shall be considered necessary to satisfy a need described in paragraph (1) only to the extent: (A) the amount of the withdrawal is not in excess of the amount required to relieve such need, and (B) the need cannot be satisfied from other resources that are reasonably available to the Participant. Determinations under this paragraph shall be based on all of the relevant facts and circumstances. A distribution generally may be treated as necessary to satisfy a financial need if the Plan Administrator (or its delegate) relies upon the Participant's written representation (unless the Plan Administrator has actual knowledge to the contrary) that the need cannot reasonably be relieved:

               (i) Through reimbursement or compensation by insurance or otherwise;

               (ii) By liquidation of the Participant's assets;

               (iii)     By cessation of Salary Deferral
Contributions;
               (iv) By other distributions or nontaxable loans from plans maintained by an employer, or by borrowing from commercial sources on reasonable commercial terms, in an amount sufficient to satisfy the need.
For this purpose, a need cannot be treated as reasonably relieved from the sources listed above if the effect would be to increase the amount of the need.

          (3) Maximum Withdrawal: The amount that may be made available to a Participant for hardship withdrawal may not exceed:
               (i)  The sum of:

                    (A)  the Participant's total Salary Deferral
Contributions,
                    (B)  any earnings on the Participant's Salary
Deferral Contributions credited to the Participant's Account on December 31. 1988, and

                    (C)  the Participant's total Rollover
Contributions (and contributions on behalf of the Participant to any other accounts that may be provided for in the Appendix) plus any earnings thereon; reduced by

          (ii) The amount of any prior withdrawals and distributions to or on behalf of the Participant.
The amounts specified in this paragraph (except that specified in subparagraph (i)(B)) are to be determined as of the Valuation
Date on which the withdrawal is processed.

     (4) Administrative Procedures: A withdrawal request under this subsection shall be made on the form specified for this purpose by the Plan Administrator. For a withdrawal to be approved, this form must be fully completed and the Participant must provide such additional information as the Plan Administrator (or its delegate) shall request. The hardship withdrawal shall be paid to the Participant as promptly as practicable after its approval and shall not exceed the value of the Participant's distributable interest.

     (b) Post-Age 59-1/2 Withdrawals: In the case of a Participant who has attained age 59-1/2, such Participant shall be eligible to withdraw amounts from his Account by submitting to the Plan Administrator a request in such form and manner as the Plan Administrator may provide, specifying the amount to be withdrawn; provided, however, that a Participant shall be ineligible to make a withdrawal under this subsection more than 2 times within the same calendar year. Distribution shall be made to the Participant as soon as practicable after the withdrawal request is received by the Plan Administrator, based upon the Participant's balance in his Account as of the Valuation Date the withdrawal is processed.

     (c) Order of Asset Liquidation for all Withdrawals: In the event the Participant's Account is invested in more than one investment option, a partial withdrawal will be distributed pro-rata from each of the investment options from which withdrawals are available subject to the following requirements: amounts invested in the Security Plus Fund must be withdrawn before amounts invested in the Guaranteed Income Fund can be withdrawn, and amounts invested in the Guaranteed Income Fund shall be withdrawn in reverse order of the Participant's investment in the underlying contracts, i.e., the most recent contract shall be liquidated first. In addition, withdrawals directly from the Brokerage Account are not permitted.

          6.4 Form of Distributions: Distributions under the Plan on account of Termination of Employment or death shall be made in cash, except to the extent that a Participant elects to receive: (i) his interest in the PepsiCo Capital Stock Fund in whole shares of Company Stock; or (ii) securities held in his Brokerage Option as permitted in Section 5.2(a)(5)(ii)(C). An election to receive an in-kind distribution shall not apply to fractional shares, uninvested cash or amounts invested for liquidity purposes, and shall not be available with respect to hardship withdrawals under section 6.3(a).

          6.5 Errors in Participant's Accounts: When an error or omission is discovered in an account of a Participant, the Plan Administrator and the Trustee shall be authorized to make such equitable adjustments as may be appropriate as of the Plan Year in which the error or omission is discovered.

          6.6 Commencement of Payments: Notwithstanding anything in the Plan to the contrary, the distribution of a Participant's benefits hereunder shall be determined in ac cordance with the provisions of this section and shall otherwise comply with Code section 401(a)(9) and the regulations under section 401(a)(9) including section 1.401(a)(9)-2. In addition, any provisions of the Plan that reflect Code section 401(a)(9) (including subsection (b) below) override any other distribution options in the Plan that are inconsistent with Code section 401(a)(9).

          (a) Consent Requirements: Effective as of January 1, 1985, if the value of a Participant's total interest in the Plan exceeds $3,500 at the time a distribution is to be made, then such interest shall not be distributed hereunder prior to the Participant's attainment of age 65 or death unless the Participant consents in writing, on a form prescribed by the Plan Administrator, to the earlier distribution of his interest in the Plan. However, upon termination of the Plan, the Participant's interest may, without the Participant's consent, be distributed to him or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)) maintained by the Employer.

          (b) Code Section 401(a)(14) Provisions: Subject to subsection (c) below, distribution of a Participant's interest in the Plan shall not commence later than the 60th day after the close of the latest of the following:

          (1)  The Plan Year in which the Participant attains age
               65,

          (2)  The Plan Year in which occurs the tenth
               anniversary of the date his participation commenced,

          (3)  The Plan Year in which occurs the Participant's
               Termination of Employment, or

          (4) The Plan Year containing the date to which the Participant has elected in writing to defer commencement of his Plan distribution.

If a distribution otherwise payable to a Participant or his Beneficiary hereunder remains unpaid because the Plan Administrator (after making reasonable efforts) cannot locate the Participant or Beneficiary, the amount so distributable shall be treated as a forfeiture under the Plan. Following its forfeiture, such amount shall be used to pay any expense of Plan administration which may be charged to the Plan in accordance with ERISA. In the event the Participant or his Beneficiary is located subsequent to the forfeiture of his Account, such Account shall be restored, without adjustment for earnings or losses, and payment to the Participant or Beneficiary shall be made no later than 60 days after the date on which the Plan Administrator locates the Participant or Beneficiary.

          (c)  Code Section 401(a)(9) Provisions:

          (1) A Participant's total interest in the Plan must be distributed to him no later than the Participant's required beginning date.

          (i) In the case of a Participant who is not a 5 percent owner after 1979, the "required beginning date" shall be determined as follows:

          (A) If the Participant attains age 70-1/2 after 1987, the required beginning date is the April 1 following the calendar year in which the Participant attains age 70-1/2 (but not before April 1, 1990).

          (B) If the Participant attains age 70-1/2 before 1988, the required beginning date is the April 1 following the

       V1-7

calendar year in which occurs the later of his Termination of Employment or attainment of age 70-1/2.

               (ii)  In the case of a Participant who is a 5
percent owner after 1979, the required beginning date is the April 1 following the later of:

          (A) the calendar year in which the Participant attains age 70-1/2, or

          (B) the first calendar year in which the Participant either becomes a 5 percent owner or terminates employment.
For purposes of this paragraph, a 5-percent owner is any Participant who is a 5-percent owner as defined in section 416(i) of the Code (determined in accordance with section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66-1/2 or any subsequent Plan Year.

               (2) In the event a Participant dies on or after his Annuity Starting Date but before actual payment has commenced, the Participant's total interest in the Plan (if any) shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's date of death occurs. Notwithstanding the preceding sentence, if the Participant's designated beneficiary is his surviving spouse and the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of this subsection 6.6(c)(2) shall be applied as if the surviving spouse were the Participant.

          (d) Cashout Distributions: Subject to the last sentence of this subsection, upon a Participant's death or other Termination of Employment, the value of the Participant's total interest in the Plan shall be automatically distributed to him in a lump-sum cash distribution as soon as practicable following the earlier of (i) the date the Participant reaches age 65 (or such later date as permitted by the Plan

Administrator in accordance with Code section 401(a)(14)); or
(ii) 90 days after the Participant's Termination of Employment.
However, such a Participant (or where the Participant has died, his Beneficiary as determined under Article VIII) can effect an earlier distribution by submitting a properly completed final distribution form in the manner specified by the Plan
Administrator. By submitting a properly completed final distribution form, the Participant may elect to receive an in-kind distribution as provided in Section 6.4. Notwithstanding any provision of this Section 6.6(d) to the contrary, if such Participant is disabled (within the meaning of the PepsiCo Long
Term Disability Plan) or has a total interest in the Plan in excess of $3,500 and has not died, a distribution of his total interest in the Plan will not occur until the earlier of: (i) the date the Participant attains age 65 (or such later date as permitted by the Plan Administrator in accordance with Code section 401(a)(14)); or (ii) the date the Participant submits a properly completed final distribution form in the manner specified by the Plan Administrator.

          6.7  Payment for Benefit of Disabled or Incapacitated
Person: Whenever, in the opinion of the Plan Administrator or its agent, a person entitled to receive any payment of a benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator or its agent may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Plan Administrator or its agent may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator or its agent considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

          6.8 No Other Benefits or Withdrawals: Except as expressly provided for in this Article VI or the Appendix, no individual, whether a Participant, former Participant, Beneficiary or otherwise, shall be entitled to any distribution or withdrawal of funds from the Trust Fund.


       VII-1
                              ARTICLE VII
                               Plan Loans

          7.1  Eligibility for Plan loans:   Subject to the
restrictions set forth in this Article VII, the opportunity to take a Plan loan shall be made available to any Participant who, at the time such loan is to be made:

               (a) is actively employed by an Employer who has agreed to participate in the loan program;

               (b) has a minimum account balance of $2,000 in the Plan;

               (c) has not defaulted on a Plan loan within the prior two years;

                    and

               (d) consents to and authorizes repayment of the loan through payroll deductions.

Employers that are not participating in the loan program may be designated by the Plan Administrator from time to time. The requirement of subsection (a) above shall be deemed satisfied in the case of a Participant who is not currently employed if the Participant is a party in interest within the meaning of ERISA section 3(14). For purposes of subsection (c) above, the time of default shall be determined under Section 7.9.

          7.2  Application Procedure:   A participant shall apply
for a loan by calling into the telephone system established by the Plan Administrator and providing the requested information ("Telephone Application"). As soon as practicable after the Participant's Telephone Application, the Plan Administrator shall send such Participants a promissory note, an authorization form for withholding loan payments from the Participant's pay, a document granting the Plan a security interest in the Participant's Plan account, and any other documents the Plan Administrator deems appropriate ("Application Forms"). The promissory note shall state the amount and term of the loan, the applicable interest rate and repayment schedule, and other information as determined by the Plan Administrator. To complete the application, the Participant must properly fill out, sign and return the Application

       VII-2

Forms so that they are received by the Plan Administrator within 30 days of the date the Application Forms are prepared by the Plan.
The Plan Administrator shall approve a Participant's loan application if the Participant:

               (a)  is eligible for a loan pursuant to Article
                    7.1.
               (b) has properly completed and timely returned the Application Forms, and
               (c) is requesting a loan that meets the terms of the Article VII and the summary plan description for this Plan.

          7.3 Loan Amount: A Plan loan shall not be less than $1,000 nor, when aggregated with all other outstanding loans to such borrowing Participant from qualified retirement plans of the Company and any affiliated companies, exceed the least of (rounded down to the nearest hundred):

               (a) $50,000 (reduced by the excess of (i) the Participant's highest outstanding loan balance during the preceding one-year period ending on the day before the date the loan was made over (ii) the outstanding balance of loans from the Plan on the date the loan is made);

               (b) 50% of the Participant's account balance under the Plan;

               (c)  100% of the value of the Participant's
investments in the following "Core" Funds:   PepsiCo Capital
Stock, Security Plus, Vanguard Equity Index and Fidelity Equity
Income; or

               (d)   the maximum loan amount that can be
amortized by the Participant's net pay (determined under Section
7.8)

       VII-3

The value of the Participant's account balance and investment in the Core Funds shall be based on the market values of such items at the time of the Participant's Telephone Application or the issuance of the loan, whichever is less.


          7.4  Maximum Number of Outstanding Loans and
Refinancing:

               (a) A Participant shall not have more than one loan outstanding from the Plan at any time. Subject to subsection (b), no loan may be made to a Participant until the repayment of any previous loan to such Participant.

               (b) A Participant with an outstanding loan from the Plan is eligible to apply for a refinanced loan, provided the refinanced loan is issued at least two years after issuance of the outstanding loan. A refinanced loan shall meet all the requirements for a loan set forth in this Article VII. Its proceeds shall first be applied to repay the balance of the outstanding loan,, with any remainder payable to the Participant as cash. The interest rate, fees, term and repayment schedule applicable to a refinanced loan shall be determined without reference to the original loan.

          7.5 Effect on Participant's Investment: A loan shall constitute a segregated investment solely of the Account of the borrowing Participant.

               (a) When initially made, a loan shall be funded from the borrowing Participant's core Fund investments, prorated based on the Participant's balance in each Core Fund.

               (b)  All repayments of principal and related
interest and any gains and losses on a loan shall be credited to the borrowing Participant's account. Loan repayments shall be invested in accordance with the Participant's current investment direction for Salary Deferral Contributions. If the Participant does not have an investment direction in effect on the date of the Participant's Loan Application, the Participant must provide an investment direction as part of his loan application. When a selected investment is no longer available, or

       VII-4

when otherwise necessary, loan repayments shall be invested in the manner specified by the Plan Administrator from time to time.

               (c) A loan shall be adequately secured at all times. All loans are secured by the portion of the borrowing Participant's Account that is invested in the Participant's loan. If the principal amount of a loan immediately after its issuance does not exceed 50 percent of the Participant's Account as of such time, the loan shall be deemed adequately secured at all times hereunder.

          7.6 Fees: Following the issuance of a loan, the borrowing Participant shall pay a one-time origination fee. For each month or part thereof the loan remains outstanding the borrowing Participant shall pay a monthly administration fee. Such fees shall be deducted from the Participant's Account at the end of the applicable month. They shall be charged against the position of the Account that is not invested in the loan, in accordance with rules adopted by the Plan Administrator. The fees applicable to a Participant's loan shall be determined on the date of the Participant's Telephone Application and shall not change while such loan is outstanding.

          7.7 Interest Rate: Plan loans shall bear a reasonable rate of interest that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances as part of a similar nationwide loan program. To this end, the Plan Administrator shall adopt rules and procedures for redetermining on a monthly basis the interest rate applicable to new Plan loans. The interest rate for any loan shall be fixed for the period of the loan and shall be determined as of the date of the related Telephone Application. No interest rate shall be less than the applicable federal rate in effect under Section 1274(d) of the Code, as of the day on which the loan was initialed, compounded annually.

       VII-5

          7.8  Term and Repayment:

               (a)  Term:  Subject to subsections (c) through
(e), the term of a loan shall be not less than 1 year nor greater than 4 years, measuring form the date of issuance, and shall be an even multiple of six months.

               (b)  Repayment:  Subject to subsections (c)
through (e), a borrowing Participant shall repay his outstanding loan by making substantially level amortization payments at the interval determined by the Plan Administrator. When a Participant is receiving net pay to the extent possible. For this purpose, "net pay" shall mean a Participant's pay from an Employer, reduced by applicable taxes and such other payroll deductions that are accorded priority by payment to the Plan Administrator shall be required in the case of a Participant who is on an authorized leave of absence or long term disability, or a Participant who becomes a foreign service employee. For purposes of this subsection, a loan is not considered outstanding following its default.

               (c) Prepayment: A Participant may prepay his entire outstanding loan balance without penalty after first notifying the Plan Administrator. Upon notification, the Plan Administrator shall make the necessary administrative arrangements to permit repayment and shall advise the Participant of the payment-in-full amount and its due date. No partial prepayments are permitted, and no payment-in-full amount will be accepted after its due date.

               (d)  Terminating Employees:  Notwithstanding
subsections (a) and (b), an outstanding loan shall become immediately due and payable in full if the borrowing Participant retires, dies or otherwise terminates employment. For purposes of this subsection, a Participant's employment shall be deemed to continue: (1) while he is receiving long term disability benefits and making loan repayment directly to the Plan Administrator, or (2) while he is repaying his loan through payroll deduction from salary continuation or other similar payments.

       VII-6

               (e) Termination of Loan Program: In the event the Plan terminates or the portion of the Plan applicable to a Participant terminates, the Participant's loan shall become due and payable in full immediately.

          7.9  Loan Default:  A loan shall be in default if:
               (a) the borrowing Participant is delinquent on more than 12 weeks of scheduled loan repayment amounts;

               (b) the loan becomes due and payable and the Participant fails to pay the outstanding principal amount plus accrued interest within 60 days;

               (c) the term of the loan has been extended to more than 56 months as a result of the Participant's failure or inability to make timely loan payments; or

               (d) there occurs such other circumstances as the Plan Administrator considers to be a default in order to protect the interests of the Plan.

A default on a Plan loan occurs on the date the first of the preceding conditions is met. If a default on a Participant's Plan loan occurs, the Plan shall have the right to foreclose on the Participant's security interest in his Account, and shall do so on or after the first distributable event for such Participant described in Article VI (other than a hardship distribution event pursuant to Section 6.3(a)).

          7.10 Nondiscrimination: Loans shall be made available to all Participants who meet the requirements set forth in section 7.1 on a reasonable equivalent basis, except that the Plan Administrator may make reasonable distinctions based on other obligations of the Participant, state law requirements affecting payroll deductions and other factors that may adversely affect the ability to assure repayment through payroll deduction. The Plan Administrator may refuse a requested loan where it determines that timely repayment of the loan through payroll deduction is not assured.

          7.11 Collins Food International, Inc. With respect to a borrowing Participant: (i) who is employed by Colllins Food International, Inc. before becoming employed by Kentucky Fried Corporation and (ii) who has a loan outstanding under the Plan, the provisions

       VII-7

of this Article VII shall apply. In addition, the terms of the promissory note for such outstanding loan shall govern to the extent not in conflict with this Plan or applicable federal law.

          7.12 Miscellaneous:

               (a) Additional Documentation: A Participant shall execute any additional documents as required by the Plan Administrator that correct ministerial errors in the Application Forms, or that are required for proper administration of the loan.
               (b)  Agent of Plan Administrator:  The Plan
Administrator may designate an exclusive agent for purposes of administration of some or al of the loan program, and to such extent any references in the Article VII to the Plan Administrator shall mean the designated agent.

               (c) Power to Amend Outstanding Loans: It is specifically intended that the Company's power to amend the Plan set forth in Article XI applies to loans from this Plan that are outstanding (including loans in default) at the time of the amendment.

       VIII-1


                              ARTICLE VIII

                        Determination of Beneficiary

          A Participant's Beneficiary under the Plan shall be determined in accordance with this Article. In the event of a Participant's death, any interest of the Participant in the Plan shall be payable to such Beneficiary in accordance with Section 6.2.

          8.1  Certain Married Participants:  A Participant's
Beneficiary shall be determined in accordance with this Section if: (i) the Participant is married on the date of his death, and
(ii) the Participant is credited with at least one Hour of Service after August 22, 1984.

          (a)  Deaths After November 13, 1984:

          (1) Qualified Designations: If a Participant covered by this section dies after November 13, 1984, and has a Qualified Designation (as hereinafter defined) in effect on the date of his death, then such Participant's Beneficiary shall be the person or persons designated by the Participant in the most recent Qualified Designation on file with the Plan Administrator. For purposes of this subsection, a "Qualified Designation" is any Designation of Beneficiary form filed by a Participant which names someone other than the Participant's spouse as a primary beneficiary, and which meets the requirements of subparagraphs
(i) or (ii) below:

          (i) A Participant's Designation of Beneficiary form meets the requirements of this subparagraph if:

          (A) such designation is consented to in writing by the spouse to whom the Participant is married on the date of his death,

          (B) the spouse's consent acknowledges the effect of the designation,

       VIII-2

          (C) the spouse's consent is witnessed by a notary public or an official designated by the Plan Administrator, and

          (D) the designation is signed by the Participant and satisfies any other requirements which are prescribed by the Plan Administrator.

          (ii) A Participant's Designation of Beneficiary form meets the requirements of this subparagraph if:

          (A) at the time such form is filed, it is established to the satisfaction of the Plan Administrator (or its authorized representative) that the consent required under subparagraph (i) may not be obtained because the Participant's spouse cannot be located or because of such other circumstances as may be specified by Internal Revenue Service Regulations,

          (B) the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and (I) the Participant has a court order to such effect, and
               (II) there is no qualified domestic relations order (within the meaning of Code section 414(p)) which requires spousal consent to the Participant's elections covered by this section, and

          (C) the designation is signed by the Participant and satisfies any other requirements which are prescribed by the Plan Administrator.

Consent by a spouse, or establishment that a spouse's consent cannot be obtained, shall be effective only with respect to such individual spouse. If the spouse is legally incompetent to give consent, consent may be given by the spouse's legal guardian (even if the guardian is the Participant). Once a spouse has given consent to an election of the Participant, such consent shall be irrevocable.

       VIII-3

          (2) No Qualified Designation: If a Participant covered by this Section dies after November 13, 1984, and does not have a Qualified Designation in effect on the date of his death, then notwithstanding any Designation of Beneficiary form the Participant may have completed, such Participant's sole Beneficiary shall be his spouse. A Participant's Qualified Designation shall not be considered to be in effect hereunder if all the Participant's designated Beneficiaries have predeceased the Participant.

     (b) Deaths Before November 14, 1984: If a Participant described in this Section dies before November 14, 1984, then notwithstanding any Designation of Beneficiary form the Participant may have completed, such Participant's Beneficiary for one-half of his interest in the Plan shall be such Participant's spouse. If the amount payable to the Participant's spouse pursuant to the preceding sentence would exceed $3,500, then notwithstanding any other provision contained herein, such one-half of the Participant's interest shall be payable to the spouse as a life annuity unless the spouse consents in writing to the distribution of such amount as a lump sum. The remaining one-half of the Participant's interest in the Plan shall be payable to the Participant's Beneficiary determined in accordance with
Section 8.2 (as if such Section applied with respect to the Participant).

          8.2 Other Participants: A Participant's Beneficiary shall be determined in accordance with this Section if: (i) the Participant is not married on the date of his death, or (ii) the Participant is not credited with an Hour of Service after August 22, 1984.

          (a) Except as provided in subsections (b) and (c) below, the Beneficiary of a Participant covered by this Section shall be the person or persons designated by the Participant on the most recent Designation of Beneficiary form on file with the Plan Administrator. A Designation of Beneficiary form shall not be taken into account under this section unless it has been signed by the Participant.

        VIII-4

          (b) In the case of a Participant covered by this Section who is married at death, any Designation of Beneficiary form executed by such Participant after December 31, 1984 shall not be effective hereunder unless such form meets the requirements of Section 8.1(a)(1)(i) or (ii).

          (c) In the event benefits became payable upon the death of a Participant described in this Section and no Beneficiary has been properly designated as provided in subsections (a) and (b), or if all such designated Beneficiaries shall have predeceased the Participant, then the Participant's sole Beneficiary hereunder shall be his estate.

                          ARTICLE IX

                        Administration


          9.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration: The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Plan or the Trust instrument. The Plan Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in this Plan and the Trust instrument, except where an agent is appointed to perform administrative duties as specifically agreed to by the Plan Administrator and the agent. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the assets held under the Trust, except where an investment manager has been appointed, all as specifically provided in the Trust instrument. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust instrument, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under this Plan or the Trust, and is not required under this Plan or the Trust instrument to inquire into the propriety of any direction, information or action. It is intended under this Plan and the Trust instrument that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust instrument and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value.

          9.2 Administration: The Plan shall be administered by the Plan Administrator which may appoint or employ individuals to assist in the administration of the Plan and which may appoint or employ any other agents it deems advisable, including legal counsel, actuaries and auditors to serve at the Plan Administrator's direction. All usual and reasonable expenses of the Plan Administrator in administering the Plan may be paid in whole or in part by the

Company, and any expenses not paid by the Company shall be paid by the Trustee out of the principal or income of the Trust.

          9.3 Claims Procedure: The Plan Administrator, or a party designated by the Plan Administrator, shall have the exclusive discretionary authority to construe and to interpret the Plan, to decide all questions of eligibility for benefits and to determine the amount of such benefits, and its decision on such matters are final and conclusive. Any exercise of this discretionary authority shall be reviewed by a court under the arbitrary and capricious standard, (i.e., the abuse of discretion standard). If, pursuant to this discretionary authority, an assertion of any right to a benefit by a Participant or beneficiary is wholly or partially denied, the Plan Administrator, or a party designated by the Plan Administrator, will provide such claimant a comprehensible written notice setting forth:

          (a)  The specific reason or reasons for such denial;

          (b) Specific reference to pertinent Plan provisions on which the denial is based;

          (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary; and

          (d) A description of the Plan's claim review procedure. The claim review procedure is available upon written request by the claimant to the Plan Administrator, or the designated party, within 60 days after receipt by the claimant of written notice of the denial of the claim, and includes the right to examine pertinent documents and submit issues and comments in writing to the Plan Administrator, or the designated party. The decision on review will be made within 60 days after receipt of the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days, and shall be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based.

If circumstances warrant, the Plan Administrator shall provide the claimant a written notice, prior to the end of the 90-day period for processing the claim, extending such period by up to an additional 90 days and indicating the circumstances requiring the extension and the date by which the Plan Administrator expects to render its decision. If the Plan Administrator fails to provide a comprehensible written notice stating that the claim is wholly or partially denied and setting forth the information described in (a) through (d) above within the 90-day processing period and if no extension of such 90-day period is made, the claim shall be deemed denied. Once the claim is deemed denied, the Participant shall be entitled to the claims review procedure described in subsection (d) above. Such review procedure shall be available upon written request by the claimant to the Plan Administrator within 60 days after the claim is deemed denied. Any claim referenced in this section that is reviewed by a court, arbitrator, or any other tribunal shall be reviewed solely on the basis of the record before the Plan Administrator. In addition, any such review shall be conditioned on the claimants having fully exhausted all rights under this section.

          9.4 Records and Reports: The Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and government regulations issued thereunder relating to records of Participants' service and benefits; notifications to Participants; reports to, or registration with, the Internal
Revenue Service; reports to the Department of Labor; and such other documents and reports as may be required by ERISA.

          9.5  Other Administrative Powers and Duties:  The Plan
Administrator shall have such powers and duties as may be necessary or desirable to discharge its functions hereunder, including:

          (a) To exercise its discretionary authority to construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

          (b) To prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

          (c) To prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan;

          (d) To receive from employees and agents and from Participants such information as shall be necessary for the proper administration of the Plan;

          (e) To receive, review and keep on file (as it deems convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust from the Trustee;

          (f) To appoint or employ individuals or other parties to assist in the administration of the Plan and any other agents it deems advisable, including accountants, actuaries and legal counsel; and

          (g) To delegate to other persons or entities, or to designate or employ persons to carry out any of the Plan
Administrator's fiduciary duties or responsibilities or other functions under the Plan.

          9.6 Rules and Decisions: The Plan Administrator may adopt such rules and procedures as it deems necessary, desirable, or appropriate. To the extent practicable, all rules and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or beneficiary, the legal counsel of the Plan Administrator, or the Trustee.

          9.7 Procedures: The Plan Administrator shall keep all necessary records and forward all necessary communications to the Trustee. The Plan Administrator may adopt such regulations as it deems desirable for the administration of the Plan.

          9.8  Authorization of Benefit Distributions:  The Plan
Administrator shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

          9.9  Application and Forms for Distributions:  The Plan
Administrator may require a Participant to complete and file with the Plan Administrator an application for a distribution and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan
Administrator. The Plan Administrator may rely upon all such information so furnished it, including the Participant's current mailing address, age and marital status.

                               ARTICLE X

                              Trust Fund

          All contributions made by the Employers, or the Company on behalf of the Employers, under this Plan shall be paid to the Trustee and deposited in the Trust Fund or with an insurance company or a financial institution pursuant to a contract to be held and invested in accordance with the Trust instrument. Assets of other plans maintained by the PepsiCo Organization, which meet the requirements of Code section 401, may be commingled, for investment purposes only, through one or more master trust arrangements with the assets of this Plan. The Company shall have the right to appoint an investment manager or investment managers (as defined in section 3(38) of ERISA) to manage all or any part of the assets of the Trust Fund.

                         ARTICLE IX

                    Amendment of the Plan

          The Company shall have the right at any time by instrument in writing, duly executed and acknowledged and delivered to the Trustee, to modify, alter or amend this Plan in whole or in part. However, except as permissible under the Code and ERISA, no amendment shall:

               (a)  Reduce the amounts in any Participant's
Account because of forfeiture or reduce the vested right or interest to which any Participant or Beneficiary is then entitled under this Plan;

               (b) Eliminate an optional form of benefit with respect to a Participant's Account as of the date of the amendment;

               (c) Cause or authorize any part of the Trust Fund to revert or be refunded to the Employer; or

               (d) Cause any assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries (other than such part as is required to pay taxes and expenses of administration).
To the extent permitted under the Code, the Company shall have the right to amend the Plan at any time, retroactively or otherwise, in such respects and to such extent as may be necessary to qualify it under existing and applicable laws and regulations in order to make available to the Employers the tax benefits associated with qualified plans, including the full deduction for tax purposes of the Employer contributions made hereunder. A participating Employer shall not have the right to amend the Plan. Notwithstanding any provision herein to the contrary, the Company may by such amendment decrease or otherwise affect the rights of Participants hereunder if, and to the extent, necessary to accomplish such purpose.

       XII-1

                           ARTICLE XII

                     Termination of the Plan

          The Plan herein provided for has been established by the Company with the bona fide intention that it shall be continued in operation indefinitely. However, the Company re serves the right at any time to terminate or to partially terminate the Plan. In addition, a participating Employer may cease participation in the Plan with respect to its Employees.

          Should the Company decide to terminate the Plan, the Trustee shall be notified of such event in writing and shall proceed at the direction of the Plan Administrator to handle the assets of the Trust Fund, as follows:

          First, to the extent determined by the Plan
Administrator, to pay any due and accrued expenses and liabilities of the Trust and any expenses involved in the termination.

          Second, to pay to Participants in the Plan who are active Employees affected by such termination the amount of their interest in the Trust Fund, as soon as permitted by applicable law, as determined by the Plan Administrator. If some or all of the Participants may not receive distributions of their interest at the time of such termination or cessation, the Plan Administrator may in its sole discretion direct the Trustee to segregate each such Participant's interest to a savings account, certificate of deposit, or other suitable investment for distribution at the appropriate future time.

          Notwithstanding the foregoing, the Trustee shall not be required to make any distribution from the Trust in the event the Plan is terminated until such time as the Internal Revenue Service shall have determined in writing that such termination will not adversely affect the prior qualification of the Plan.

       XIII-1

                            ARTICLE XIII

                            Miscellaneous

          13.1 Participants' Rights; Acquittance: Except to the extent required or provided for by a mandatory law as in effect and applicable hereto from time to time, neither the establishment of the Trust hereby created, nor any modification thereof, nor the creation of any fund or account, nor the payment of any distributions, shall be construed as giving to any Participant or other person any legal or equitable right against the Employer, or any officer or employee thereof, or the Trustee or the Plan Administrator except as herein provided; nor shall any Participant have any legal right, title or interest in this Trust or any of its assets, except in the event and to the extent that amounts may actually be distributable to him hereunder, and the same limitations shall be applicable with respect to distributions upon death which may be payable to the Beneficiaries of a Participant. Under no circumstances shall the terms of employment of any Participant be modified or in any way affected hereby. This Plan and Trust shall not constitute a contract of employment nor afford any individual any right to be retained in the employ of the Employer.

          13.2  Nonalienation of Benefits:

          (a) In General: Except as provided in subsection (b) below, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

          (b) Qualified Domestic Relations Orders: To the extent mandated by law, the Plan Administrator shall comply with a qualified domestic relations order, as defined by Code section 414(p)(1)(A), which requires that all or part of a Participant's

       XIII-2

interest in the Plan be paid to an alternate payee, i.e., the spouse, former spouse, child or other dependent of such Participant. If the Plan Administrator receives an order which purports to be a qualified domestic relations order, the Plan Administrator shall in accordance with such procedures and rules as it may establish: (i) determine the qualified status of such qualified domestic relations order under Code section 414(p)(6), and (ii) if satisfied that the qualified domestic relations order meets the requirements of Code section 414(p), direct the Trustee to comply with the qualified domestic relations order and pay amounts from the Trust Fund in accordance therewith. A qualified domestic relations order may not require the Plan to make a distribution to an alternate payee prior to the date the Participant terminates employment or, if earlier, the date the Participant attains age 50. However, the Plan may make a distribution to an alternate payee prior to such date in accordance with permissive terms of a qualified domestic relations order. Except as otherwise expressly provided in a qualified domestic relations order, no consent by a Participant or alternate payee shall be required in applying the provisions of Section 6.6 to an alternate payee's interest in the Plan. For purposes of the investment options under Article V and the determination of the amount of a distribution under Article VI, an alternate payee, with respect to his interest in the Plan, shall be treated as a Participant would with respect to his Account.

Neither the Plan, the Company, the Employer, the Plan Administrator nor the Trustee shall be liable in any manner to any person, including any Participant or Beneficiary, for complying with a domestic relations order that is considered a qualified domestic relations order in accordance with the provisions of Code section 414(p).

          13.3 Actions Involving the Trust: In any action or proceeding involving the Trust Fund, or any property constituting part or all thereof, or the administration thereof, the Company, the Employer the Plan Administrator, and the Trustee shall be the only necessary parties and no employees or former employees of the Employer or their Beneficiaries or any

       XIII-3

other person having or claiming to have an interest in the Trust
Fund or under the Plan shall be entitled to any notice or service of process.

          Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Plan
Administrator, the Trustee and all persons having or claiming to have any interest in the Trust Fund or under the Plan.

          13.4 Qualification of Plan as a Condition: This amendment and restatement of the Plan is based upon the condition subsequent that it shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Internal Revenue Code and regulations issued thereunder with respect to employees' plans and trusts, including a salary reduction arrangement, so as to permit, among other incidents to such qualified plans, the Employer to deduct for income tax purposes the amount of its contributions to the Plan as set forth herein, and so that such contributions will not be taxable at the time of contribution to the Participants as income. Therefore, if when this Plan is submitted for qualification and approval by the Internal Revenue Service, the Internal Revenue Service determines that the Plan does not meet the qualification requirements of the Internal Revenue Code for the purposes specified in the preceding sentence, and the deficiencies precluding qualification may not be corrected by amendment effective as of the Effective Date, then regardless of any other provision herein contained, this Plan shall be and become null and void ab initio, and any contributions under the Plan for any fiscal year of an Employer commencing on or after the Effective Date shall be returned to the Employers for the benefit of the Employees on whose behalf the contribution was made to the Trust.

          13.5 Successor to the Company: In the event of the dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Company under the Plan.

       XIII-4

          13.6 Transfer of Plan Assets: In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund, held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:
          (a) Each Participant would, if either this Plan or the other plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan had then terminated;

          (b) Resolutions of the Board of Directors of the Employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan, and

          (c) Such other plan and trust are qualified under sections 401(a) and 501(a) of the Code.

          13.7 Indemnification: Unless the Board of Directors of the Company shall determine otherwise, the company shall indemnify, to the full extent permitted by law, any employee acting in good faith within the scope of his employment in carrying out the administration of the Plan.

          13.8 Action by the Company: Any action by the Company, including any amendment authorized to be made under Article XI, shall be made by a resolution adopted by the Company's Board of Directors. In addition, any person or persons authorized by the Board may take action on behalf of the Company. Any such resolution of the Board of Directors shall be effective provided it is adopted in accordance with the bylaws (or other governing authority) of the Company. Any action taken by any other person or persons shall be effective provided it is executed in accordance with the authorization of the Board.

       XIII-5

          13.9 Applicable Law: The provisions of the Plan shall be construed and administered according to, and its validity and enforceability shall be determined under, ERISA. In the event ERISA does not preempt state law in a particular circumstance, the laws of the State of New York shall govern.

          13.10 Interpreting the Plan: This Plan shall be interpreted in accordance with the rules of this section and
Section 2.2.

               (a)  Compounds of the Word "Here":  The words
"hereof", "hereunder" and other similar compounds of the word
"here" shall mean and refer to the entire Plan, not to any particular provision or section.

               (b) Examples: Whenever an example is provided or the text uses the term "including" followed by a specific item or items, or there is a passage having similar effect, such passages of the Plan shall be construed as if the phrase "without limitation" followed such example or term (or otherwise applied to such passage in a manner that avoids limits on its breadth of application).

               (c) Fiduciary Discretion: With respect to the powers, duties and responsibilities allocated to the named Fiduciaries under the Plan, the Plan Administrator and the Trustee shall have full discretionary authority to implement and perform such powers, duties and responsibilities. Specific references in the Plan to the Plan Administrator's or the Trustee's discretion in a particular context shall create no inference that the Plan Administrator's or Trustee's discretion in any other respect, or in connection with any other provisions, is less complete or broad.

               (d) Invalid Provisions: If any provision of this Plan is, or is hereafter declared to be void, voidable, invalid or otherwise unlawful, the remainder of the Plan shall not be affected thereby.

       XIV-1


                           ARTICLE XIV

                   Top-Heavy Plan Provisions

          14.1 Application: In the event that the Plan is determined to be a Top-Heavy Plan (as hereinafter defined), this
Article XIV shall become effective as of the first day of the Plan Year in which the Plan is a Top-Heavy Plan.

          14.2  Definitions:

          (a) Key Employee: During any year that the Plan is a Top-Heavy Plan, an Employee (including any Beneficiary of an
Employee) is a Key Employee if, at any time during the Plan Year or any of the 4 preceding Plan Years, he is (or was):

          (1)  An officer of the Employer whose Annual
Compensation (as hereinafter defined) exceeds 50 percent of the dollar limitation in effect for such year under Code section
415(b)(1)(A);

          (2) One of the 10 employees having Annual Compensation of more than the dollar limitation in effect for such year under Code section 415(c)(1)(A), having individual ownership interests in the Employer of more than 1/2 of 1 percent, and owning the largest interests in the Employer;

          (3)  A 1 percent owner of the Employer having Annual
Compensation from the Employer of more than $150,000; or

          (4)  A 5 percent owner of the Employer.
Ownership shall be determined according to Code section 416(i)(1)(B). For purposes of paragraph (1) above, no more than 50 Employees (or if less, the greater of 3 or 10 percent of the Employees) shall be treated as officers. For purposes of paragraph (2) above, if 2 Employees have the same ownership interest, the Employee with the higher Annual Compensation shall be treated as having the larger interest. For purposes of Paragraph (1), (2) and (3), annual compensation means compensation as defined in Code section 415(c)(3), but including amounts contributed by the Employer pursuant

       XIV-2

to a salary reduction agreement which are excludable from the employee's gross income under Code section 125 or 402(a)(8).

          (b) Minimum Contribution - For a Plan Year, the lesser of 3 percent of a Participant's Annual Compensation or, if this Plan does not enable a defined benefit in the Required Aggregation Group (as determined below) to satisfy the requirements of Code section 401(a)(4) or 410, a percentage of a Participant's Annual Compensation equal to the percentage at which contributions are made (or required to be made) under the Plan and all other plans in the Required Aggregation Group (as defined below) for the Key Employee for whom such percentage is highest.

          (c) Top-Heavy Plan: For any Plan Year beginning after December 31, 1983, a plan that is required in such year to satisfy the requirements of Code section 416 because the aggregate of the account balances of all Key Employees in the Plan exceeds 60 percent of the aggregate of the account balances of all Participants in the Plan, such determination to be made in accordance with the procedures described in Code section 416(g) and the regulations thereunder as of the last day of the preceding Plan Year (or in the case of the first Plan Year, as of the last day of such Plan Year) (the "determination date"). For purposes of determining whether the Plan is a Top-Heavy Plan, the Plan must be aggregated with all other plans maintained by the Employer which are required to be aggregated with the Plan in order for the Plan to meet the requirements of Code sections 401(a)(4) or 410, and all other plans maintained by the Employer in which a Key Employee is a Participant (the "Required Aggregation Group"). In addition, the Plan may also be aggregated with any other plans maintained by the Employer so long as such aggregation would not prevent the aggregated group from satisfying the requirements of Code sections 401(a)(4) or 410 (the "Permissive Aggregation Group").

          14.3 Allocation of Minimum Contribution: For any year in which the Plan is a Top-Heavy Plan, the Minimum Contribution as defined in Section 14.2(c) hereof shall be made to the account of each Participant who is a non-Key Employee, unless the Minimum


       XIV-3

Contribution for the Participant is made under another defined contribution plan maintained by the Employer. Such Minimum Contribution shall be made to the Employer Contribution Account of each non-Key Employee Participant who is employed on the last day of such Plan Year without regard to such Participant's Hours of Service during such Plan Year. The Employer and the Plan Administrator shall determine under which plan a Participant shall receive the Minimum Contribution if the Employee is a Participant in more than one plan maintained by the Employer.

                         ARTICLE XV

                          Signature

          The above amended and restated Plan is hereby adopted and approved, to be effective as of July 1, 1992 (except as otherwise indicated), this 29th day of June, 1994.


                              PEPSICO, INC.



                              By: /s/ J. ROGER KING
                                  --------------------------------
                                       J. Roger King
                                       Senior Vice President,
                                       Personnel


Approved:

/s/ ALAN ROCKOFF
_____________________
Law Department


/s/ SYLVESTER HOLMES
________________________
Tax Department


       APPENDIX

                              APPENDIX

The following Appendix Articles modify particular terms of the Plan as it applies to certain Employee groups. Except as specifically modified in this Appendix, the foregoing provisions of the Plan shall fully apply. In the event of a conflict between this Appendix and the foregoing provisions of the Plan, the Appendix shall govern with respect to the conflict.

                             Article A
                           KFC - Collins

          The terms of this Article apply to certain Plan Participants who were employees of Collins Foods International, Inc. and who were Participants in the Collins Food International, Inc. Employee Savings Plan on March 17, 1991. The effective date of this amendment is March 17, 1991, the date Collins Foods International, Inc. was merged into Kentucky Fried Chicken Corporation. As of the merger, Participants were entitled to make investment directions into the Kentucky Fried Chicken Corporation Long Term Savings Program. If no investment election was received, the Participant's account was transferred to the Security Plus Fund. The Kentucky Fried Chicken Corporation Long Term Savings Program was merged into the PepsiCo Long Term Savings Program effective December 31, 1991.

          A.1 Definitions: The following words and phrases as used herein, have the respective meanings set forth in this Article, unless the context clearly indicates to the contrary.

               (a)  Collins:  Collins Food International, Inc.

               (b) Savings Plan: Collins Food International, Inc. Employee Savings Plan.

               (c)  Closing Date:  March 17, 1991

               (d)  Account Balance:   The amount in the account of
                    each Participant in the Savings Plan as of the Closing Date.

               (e)  Voluntary Contribution:   The amount voluntarily
                    contributed to the Savings Plan by a Participant prior to January 1, 1987.

               (f)  Voluntary Contribution Account   The account of a
                    Participant to which his Voluntary Contributions and the gains and losses thereon are credited.

          A.2 Participants Covered by this Appendix: As of the Closing Date, Employees of Collins who participated in the Savings Plan became Participants in the Kentucky Fried Chicken Corporation Long Term Savings Program if the Participant had an Account Balance in the Savings Plan as of the Closing Date. In addition, individuals described in the preceding sentence became Participants in this Plan as of December 31, 1991 if they had an account balance in the Kentucky Fried Chicken Corporation Long Term Savings Program as of December 31, 1991. Each Participant in the Savings Plan as of the Closing Date became fully vested in his Account Balance.

          A.3 Voluntary Contributions: A Participant may make withdrawals from his Voluntary Contribution Account from time to time, subject to reasonable procedures as the Plan Administrator may establish. Withdrawals of Voluntary Contributions shall consist only of the principal amount credited to the Participant's Voluntary Contribution Account.

          A.4 Plan Loans: Effective as of the Closing Date, no new plan loans shall be available under the Kentucky Fried Chicken Corporation Long Term Savings Program and this Plan and no existing loans may be renewed or extended. Plan loans that were made under the Savings Plan, and are outstanding as of the Closing Date, are expressly authorized as a permissible investment under the Kentucky Fried Chicken Corporation Long Term Savings Program and this Plan in accordance with (and subject to) the following provisions of this section.

          (a) The program of Plan loans authorized by this section shall be administered by the Plan Administrator (or its delegate).

          (b) Plan loans shall bear a reasonable rate of interest, the amount to be determined from time to time in accordance with the rules and procedures in effect under the Savings Plan on the Closing Date. The term of any loan shall be that in effect for the loan on the Closing Date.

          (c) A loan shall continue to be repaid in the manner in effect on the Closing Date, provided that interest and principal on the loan must be repaid through payroll deduction installments (not less frequently than quarterly) over a total period not to exceed 4-1/2 years (including renewals and extensions). Loan repayments shall be invested in accordance with the Participant's current investment direction for Salary Deferral Contributions.
If no such election is in effect, repayments shall be invested in the manner specified by the Plan Administrator from time to time.

          (d) A loan shall be documented by such notes, evidences of indebtedness, security agreements and other instruments executed by the Participant as the Plan Administrator may require.

          (e) A loan shall constitute an investment of only amounts credited to the Account of the borrowing Participant.
All gains and losses on a loan shall be credited to the borrowing
Participant's Account.

          (f) A loan shall be adequately secured at all times. All loans are secured by a portion of a borrowing Participant's Account (but not more than the lesser of: (1) 50 percent of the Account, or (2) the amount of the loan). To the extent the principal amount of the loan (immediately after its origination, extension or renewal) does not exceed 50 percent of the Participant's Account at such time, the loan will be deemed to be adequately secured. Any additional loan amount must at all times be secured by other security of a type and value that would be accepted by commercial lenders for such purpose.

          (g) A loan shall be in default if the Participant fails to make any payment when due or if there occurs such other circumstances as may be prescribed by the Plan
Administrator. If a loan is in default, execution on the defaulting Participant's Account shall be accomplished when and to the extent the Account is distributed to the Participant hereunder. Execution on any other security of the Participant shall be accomplished at the time deemed necessary by the Plan Administrator to prevent a loss to the Plan.

          (h) If a Participant has a Termination of Employment or dies, any loan outstanding to the Participant shall become immediately due. If the portion of a Participant's Account securing his loan otherwise becomes payable to the Participant hereunder, such loan shall become due to the extent this portion of the Account is to be distributed. In either case, the amount of the loan that is due shall be satisfied by applying against it the portion of the Participant's Account that secures the loan. In turn, such Account shall be correspondingly reduced prior to making the distribution to or on behalf of the Participant.

                         ARTICLE B
                     KFC Hourly Employees

The terms of this Article apply to any Employee who is employed on or after December 1, 1989 on an hourly basis by KFC Corporation; KFC Enterprises, Inc.; KFC National Management Company; Kentucky Fried Chicken International Holdings, Inc.; Kentucky Fried Chicken Corporate Holdings, Ltd or the Company (only with respect to those Employees of the Company who are (i) providing services in Illinois to Kentucky Fried Chicken Corporation and (ii) working under the supervision of Kentucky Fried Chicken Corporation) (collectively referred to as "KFC").

          B.1 Modifications to Section 3.1: For purposes of determining the eligibility to participate in the Plan of an Employee who is covered by this Article, the introductory language of Section 3.1 (the portion preceding subsection (a)) shall read as follows:

          "3.1 Eligibility: Any full-time hourly Employee of KFC whose Employment Commencement Date is before January 1, 1992 shall be eligible to participate in the Plan once he has enrolled in his Employer's One Plus program. Any full-time hourly Employee of KFC who is coded as a shift-supervisor and whose Employment Commencement Date is on or after January 1, 1992, shall be eligible to participate in the Plan after the attainment of age 21 and the completion of one Year of Service. The following Employees or classes of Employees shall not be eligible to participate in this Plan:"

          B.2 Modifications to Section 4.1(d): For purposes of determining the deferral amount in the case of an Active
Participant who is covered by this Article, subsections (a), (d) and (e) of Section 4.1 shall read as follows:

          "(a) Deferral Amount: Subject to the limitations established by this Article IV, each active Participant may defer in any Plan Year up to $60 of his Eligible Pay per pay period, in accordance with such rules and regulations as may be established by the Plan Administrator. In the event that a Participant elects to defer a portion of his Eligible Pay under the Plan, it will be designated for contribution by the Employer to the

Trust on behalf of the Participant, and for deposit in his Salary Deferral Account. All amounts deposited to a Participant's Salary Deferral Account shall at all times be fully vested."

          "(d) Election Procedures: An election made pursuant to subsection (b) or (c) above shall be in the manner specified by the Plan Administrator. Any election shall specify the amount of the deferral desired as a whole dollar amount, subject to the limitation in subsection (a) above. The Plan Administrator, in its discretion, may give no effect to an election that does not meet minimum standards for completeness and accuracy as the Plan Administrator may establish."

          "(e)  Payroll Deductions:  A Participant's Salary
Deferral Contributions shall be withheld from his Eligible Pay through automatic payroll deductions. Salary Deferral
Contributions may not be withheld after they have been actually or constructively received by the Participant."

                              ARTICLE C
                      Pizza Hut Hourly Employees


          The terms of this Article apply to any Employee who is employed on an hourly basis by the Southern, Western, or Florida divisions of Pizza Hut of America or its domestic locations and subsidiaries (collectively referred to as "Pizza Hut").

          B.1. Modifications to Section 3.1. For purposes of determining the eligibility to participate in the Plan of an Employee who is covered by this Article, the introductory language of Section 3.1 (the portion preceding subsection (a)) shall read as follows:

               "3.1 Eligibility: Effective, January 1, 1993, any hourly Employee of Pizza Hut shall be eligible to participate in the Plan once he becomes a participant in the Pizza Hut Hourly Employees Retirement Plan, i.e., attains age 21 and completes 1,000 hours of service. The following Employees or classes of Employees shall not be eligible to participate in this Plan:"

                              ARTICLE D
                  Prior Definitions of Eligible Pay

          The terms of this article apply to prior definitions of Eligible Pay.

Effective January 1, 1989, excepted where otherwise noted, Eligible Pay was defined as follows:

          2.1(k)  Eligible Pay.  For each Plan Year, a
Participant's Eligible Pay shall be determined as follows:

                    (1) With respect to all Employees other than those employed by Frito-Lay, Inc. or its subsidiaries:

                         (i)  In the case of salaried Employees
who are considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act:

                                (I)  for such Employees who were
Employees on or before July 15 of the preceding Plan Year, or such other date during the preceding Plan Year as the Plan Administrator may select (July 15 or such other date being hereinafter referred to as the "Salary Determination Date" with respect to all Employees other than those employed by Frito-Lay, Inc. or its subsidiaries), Annual Compensation shall be the Participant's annual base salary in effect on the Salary Determination Date plus any lump sum amount received by the Participant prior to the Salary Determination Date and during such preceding Plan Year under the PepsiCo Executive Incentive Plan or Pepsico's or a subsidiary's Middle Management Incentive Plan; or

                              (II)  for such Employees who were
not Employees on or before the Salary Determination Date, Annual
Compensation shall be the Participant's annual base salary on his date of hire;

                         (ii)  In the case of any salaried
Employees who are not considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of eligible hourly
Employees:

                              (I)  for such Employees who were
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's base salary or hourly wage rate on the Salary Determination Date, plus any overtime pay earned by the Participant prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator;

                              (II)  for such Employees who were
not Employees on or before the Salary Determination Date, Annual Compensation shall be the Participant's annual base salary or hourly wage rate on his date of hire, annualized in accordance with rules adopted by the Plan Administrator;

                         (iii)  In the case of Employees whose
remuneration is based, in whole or in part, on sales-related commission payments:

                              (I)  for such Employees who were
Employees on or before the salary Determination Date, Eligible Pay shall be the Participant's base annual salary in effect on the Salary Determination Date, plus any commissions earned by the Participant prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator;

                              (II)  for such Employees who were
not Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire.

                    (2)  With respect to Employees employed by
Frito-Lay, Inc. or its subsidiaries:

                         (i)  In the case of salaried Employees
who are considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act:

                              (I)  for such Employees who were
Employees on or before July 13 of the preceding Plan Year, or such other date during the preceding Plan Year as the Plan Administrator may select (July 13 or such other date being hereafter referred to as the "Salary Determination Date" with respect to Employees employed by Frito-Lay, Inc. or its subsidiaries), Eligible Pay shall be the Participant's annual base salary in effect on the Salary Determination Date plus any lump sum amount under the PepsiCo Executive Incentive Plan received by the Participant prior to the Salary Determination Date and during such preceding Plan Year, or any quarterly Frito-Lay Management Incentive Plan payments received by the Participant prior to the Salary Determination Date and during such preceding Plan Year annualized; or

                              (II)  for such Employees who were
not Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire;

                         (ii)  In the case of any salaried
Employees who are not considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of eligible hourly Employees:

                              (I)  for such Employees who were
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's W-2 earnings plus any amounts designated as "Choice Pay" or "Flexible Pay" under an Employer's Benefits Plus program that are used to pay for benefits or are contributed under the Plan

(such amounts being hereafter referred to as "Flexible Pay") prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator or, if greater, the Participant's W-2 earnings plus Flexible Pay during the calendar year prior to such preceding Plan Year; or

                              (II)  for such Employees who were
not Employees on or before the Salary Determination Date, Annual compensation shall be the Participant's annual base salary on his date of hire, annualized in accordance with rules adopted by the Plan Administrator;

                         (iii)  In the case of a Participant who
is classified as  commissioned ("route sales") Employees:

                                (I)  for such Employees who were
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's W-2 earnings, plus Flexible Pay prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator or, if greater, the Participant's W-2 earnings plus Flexible Pay during the Calendar Year prior to such preceding Plan Year, or

                                   (II) for such Employees who
were not Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's monthly guaranty on his date of hire, annualized.

                (3) With respect to Employees employed by Wilson
Sporting Goods, Co. or its subsidiaries:

                        (i)  In the case of salaried Employees who
are considered exempt from the minimum wage and overtime pay pro-visions of the Fair Labor Standards Act:

                            (I)  for such Employees who were
Employees on or before the Salary Detrmination Date, Eligible Pay shall be the Participant's annual base salary in effect on the Salary Determination Date plus any lump sum amount received by the Participant prior to the Salary Determination Date and during such preceding Plan Year under the PepsiCo Executive Incentive Plan or PepsiCo's or a subsidiary's Middle Management Incentive Plan; or

                              (II)  for such Employees who were not
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire;

                        (ii) In the case of any salaried Employees who are not considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of eligible commissioned Employees:

                              (I) for such Employees who were Employees
on or before the Salary Determination Date, Eligible Pay shall be the Participant's W-2 earnings plus Flexible Pay prior to the Salary
Determination Date during such preceding Plan Year, annualized in accordance with rules adopted in the Plan Administrator; or

                             (II)  for such Employees who were not
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's annual base salary on his date of hire;

                        (iii)  In the case of eligible hourly Employees:

                                (I)  for such Employees who were
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's base salary or hourly wage rate on the Salary Determination Date, plus any overtime pay earned by the

Participant prior to the Salary Determination Date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Admin-istrator; or

                                (II)  for such Empolyees who were not
Employees on or before the Salary Determination Date, Eligible Pay shall be the Participant's hourly wage rate on his date of hire, annualized in accordance with rules adopted by the Plan Administrator;

                        (iv) In the case of Employees who are classified as piecework-paid Employees:

                                (I)  for such Employees who were Employees
on or before the Salary Determination Date, Eligible Pay shall be Participant's average hourly rate of pay during the first six months of the preceding Plan Year, plus any overtime pay earned by the Participant prior to the Salary Determination Date during said preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator; or

                                (II)  for such Employees who were not
Employees on or before the Salary Determination Date, Eligible Pay shall be the greater of the Participant's labor guarantee on his date of hire or his piecework guarantee on his date of hire, annualized in accordance with rules adopted by the Plan Administrator.

                (4) Effective as of January 1, 1985, in the case of an Employee that is transferred from one Employer to another after the Salary Determination Date for any year, such Employee's Eligible Pay for the year shall be the Employee's annual base salary, annualized hourly wage rate, annualized weekly guarantee, annualized labor guarantee or annualized piecework guarantee (whichever is applicable based on the Employee's classification) as of the transfer date, plus certain additional compensation received by the Employee prior to the

Salary Determination Date but in the same Plan Year as such date. The additional compensation included pursuant to the preceding sentence is any overtime, commissions or unit pay (annualized), any lump sum paid under the PepsiCo Executive Incentive Plan or PepsiCo's or a subsidiary's Middle Management Incentive Plan, and any quarterly payments under a Frito-Lay Management Incentive Plan (annualized).

                (5) For purposes of paragraphs (1), (2), (3), and (4) above and except for amounts designated as "Choice Pay" under an Employer's Benefits Plus program that are used to buy benefits and amounts contributed under the Plan, salary or wages shall not include amounts or the value of benefits received, or deemed received, under any performance share plan, stock option plan or similar plan or under any pension or welfare benefit plan maintened by the Employer, whether such plan is qualified or non-qualified and whether such amounts are deferred or not deferred.

                (6) In the case of Employees who are not covered by the provisions of paragraphs (1), (2), (3), or (4) above, the Plan Administrator shall establish a method for determining Eligible Pay based upon the method of compensation of such Employees and such method shall be applied in a nondiscriminatory manner for such group of Employees.

                (7) No more than $200,000 in Eligible Pay shall be taken into account under the Plan in any Plan Year on or after the Effective Date. This $200,000 limit shall be adjusted automatically a the time and in such manner as permitted under Code section 415(d).

Effective January 1, 1992, Eligible Pay was defined as follows:

        (k) Eligible Pay: Effective January 1, 1992, for each Plan Year, a Participant's Eligible Pay shall be determined as follows:

                (1) Participants Other Than Those Employed by Restaurants or Frito Division: With respect to all Participants other than those employed by a restaurant division or by Frito-Lay, Inc., Frito-Lay of Texas, Inc., Recot, Inc., or Smartfoods, Inc. (a "Frito division"), a Participant's Eligible Pay shall be the sum of:

                (i) The Participant's salary or wages, including forms of pay delivered in alternative manners such as piecework and payment by mileage for drivers, overtime, shift differentials, commissions, bonuses received under the PepsiCo Executive Incentive Plan or the Company's or a subsidiary's Middle Management Incentive Plan, and payment by mileage for drivers, overtime, shift differentials, commissions, bonuses received under the PepsiCo Executive Incentive Plan or the Company's or a subsid-iary's Middle Management Incentive Plan, and

                (ii) Any amount not included in (i) above which is contributed by the Employer on behalf of the Participant pursuant to a salary reduction agreement and which is not includable in gross income under Code sections 125, 402(a)(8), or 402(h).

The amounts under subparagraphs (i) and (ii) shall be taken from payroll records for the full calendar year that precedes the Plan Year by 2 years. For example, for the 1993 Plan Year, "Eligible Pay" shall be determined from amounts earned for the full calendar year ending December 31, 1990. For a Participant who has only a partial year's earnings during the full calendar year 2 years prior to the Plan Year, the partial year's earnings shall be annualized. For a Participant with no earnings during the full calendar year 2 years prior to the Plan Year, Eligible
Pay shall equal the Participant's base salary or wages, not including alternative forms of base pay, overtime, shift differentials, commissions or bonuses on the later of: (A) the "Eligible Pay determination date" designated by the Plan Administrator with respect to Employees other than those employed by a restaurant division or a Frito division, or (B) the Participant's Employment Commencement Date.

   (2) Participants Employed by Frito Division: With respect to a Participant employed by a Frito division, Eligible Pay shall be determined as follows:

       (i) in the case of a Participant who is a salaried Employee considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, Eligible Pay shall mean:

        (A) If the Participant was an Employee on the Eligible Pay Determination Date designated by the Plan Administrator with respect to Employees employed by the Frito division,

            (I) the Participant's annual base salary in effect on the Eligible Pay determination date in the preceding Plan Year, plus

            (II) any trimester Frito-Lay Management Incentive Plan payments received by the Participant prior to the Eligible Pay determination date and during such preceding Plan Year.

        (B) If the Participant was not an Employee on the Eligible Pay determination date in the preceding Plan Year, the Participant's annual base salary on his Employment Commencement Date.

        (ii) In the case of a Participant who is a salaried Employee not considered exempt from the minimum wage and overtime pay provisions of the Fair Labor Standards Act, and in the case of a Participant who is an hourly Employee, Eligible Pay shall mean:

        (A) If the Participant was an Employee on or before the Eligible Pay determination date in the preceding Plan Year, the greater of:

                (I) the Participant's W-2 earnings, plus any amounts designated as "Flexible Pay" and contributed by salary reduction agreement to the Employer's Benefits Plus program or this Plan, in each case through the Eligible Pay determination date during such preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator, or

                (II) the Participant's W-2 earnings plus Flexible Pay during the calendar year immediately prior to such preceding Plan Year.

        (B) If the Participant was not an Employee on or before the Eligible Pay determination date, the Participant's annual base salary or hourly wage rate on his Employment Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.

(iii) In the case of a Participant who is classified as a commissioned ("route sales") Employee, Eligible Pay shall mean:

        (A) If the Participant was an Employee on or before the Eligible Pay determination date, the greater of:

                (I) the Participant's W-2 earnings, plus any amounts of Flexible Pay through the Eligible Pay determination date during the preceding Plan Year, annualized in accordance with rules adopted by the Plan Administrator, or

                (II) the Participant's W-2 earnings plus Flexible Pay during the calendar year immediately prior to such preceding Plan Year.

        (B) If the Participant was not an Employee on or before the Eligible Pay determination date for the preceding Plan Year, the Participant's weekly guarantee on his Employment Commencement Date, annualized in accordance with rules adopted by the Plan Administrator.

(3) Participants Employed by Restaurant Division: With respect to a Participant employed by a restaurant division of the Company, his Eligible Pay shall be determined as follows:

        (i) In the case of a Participant who is a salaried Employee of a restaurant division, Eligible Pay shall mean:

                (A) If the Participant was an Employee on the Eligible Pay determination date designated by the Plan Administrator with respect to the Employees of his Employer, the sum of:

                        (I) the Participant's annual base salary in effect on the Eligible Pay determination date,

                        (II) any target or lump sum bonus for the calendar year, annualized in accordance with rules adopted by the Plan Adminstrator.

                (B) If the Participant was not an Employee on the Eligible Pay determination date with respect to the Employees of his Employer, the sum of the amounts under (I) and (II) above but determined as of the Participant's Employment Commencement Date.

        (ii) In the case of a Participant who is an hourly Employee of the KFC division, Eligible Pay shall mean:

                (A) If the Participant was an Employee on the Eligible Pay determination date designated by the Plan Administrator with respect to KFC division Employees, the sum of:

                        (I) the Participant's annualized hourly wage rate rate in effect on the Eligible Pay determination date, plus

                        (II) any overtime pair prior to the Eligibility Pay determination date but within the same calendar year, annualized in accordance with rules adopted by the Plan Administrator.

                (B) If the Participant was not an Employee on the Eligible Pay determination date with respect to KFC division Employees, the sum of the amounts under (I) and (II) above but determined as of the Participant's Employement Commencement Date.

(4)  Special Rules for Determining Eligible Pay:

        (i) For purposes of paragraphs (1) through (3) above and except for salary reduction amounts designated as Flexible Pay under an Employer's Benefits Plus program that are used to buy benefits and amounts contributed under the Plan, salary or wages shall not include amounts or value of benefits received, or deemed received, under any performance share plan, stock option plan or similar plan or under any pension or welfare benefit plan maintained by the Employer, whether such plan is qualified or non-qualified and whether such amounts are deferred or not deferred.

        (ii) In the case of Employees who transfer from one Employer to another during the year, Eligible Pay of such Employees shall be the amount of annualized base salary or hourly wage rate on the transfer date plus annualized overtime, commission pay received prior to the transfer date and prior to the determination date and the amount of any lump sum bonus paid from an Employer's Incentive Compensation program.

        (iii) Notwithstanding the foregoing provisions of this subsection, in the case of an Employee who elects to make nonqualified deferrals under the PepsiCo Executive Income Deferral Program for an upcoming Plan Year, the Employee's Eligible Pay for such Plan Year shall not be greater than his current base pay and the prior year's bonus under the Employer's incentive compensation program, decreased by any non-qualified deferrals elected for the upcoming Plan Year, and increased by amounts that will be received as distributions from the PepsiCo Executive Income Deferral Program for such Plan Year.

        (iv) For any Plan Year beginning on or after January 1, 1989, the Eligible Pay of each Participant taken into account under the Plan shall not be less than $10,000 and shall not exceed $200,000, the latter as adjusted by the Secretary of the Treasury. In determining the Eligible Pay of a Participant for purposes of the $200,000 limitation set forth in the preceding sentence, the rules of section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the
Plan Year.  If, as a result of the application of such rules, the adjusted
$200,000
limitation is exceeded, then the limitation shall be prorated amoung the affected individuals in proportion to each such individual's Eligible
Pay as determined under this Section prior to the application of this limitation.

References in the Plan to deferrals of Eligible Pay, or Salary Deferral Contributions from Eligible Pay, shall be read as referring to deferrals of a Participant's current Employee compensation not in excess of Eligible Pay, determined as above.


       1-1


                                SCHEDULE 1

                                PEPSICO
                       LONG TERM SAVINGS PROGRAM

Designated Employers for Nonrestaurant Salaried Employees
                           (As of 7/1/92)

          Amarillo Pepsi-Cola, Inc.
          Atlantic Soft Drink Company, Inc.
          Atlantic Soft Drink Company of Knoxville
          Belfast Bottling Co. of Reno
          Beverage Products Corporation
          Beverages, Foods & Service Industries, Inc.
          Brainerd-Wadena Beverage Company
          Central Valley Beverage Company, Inc.
          Claremont Pepsi-Cola Bottling Co., Inc.
          Dr Pepper Bottling Co., of San Francisco
          East Kentucky Beverage Company, Inc.
          Elko Bottling Co.
          Frito-Lay, Inc.
          Frito-Lay, Texas, Inc.
          General Cinema Beverages, Inc.
          General Cinema Beverages of Akron, Inc.
          General Cinema Beverages of California, Inc.
          General Cinema Beverage of Dayton, Inc.
          General Cinema Beverages of Ft. Myers, Inc.
          General Cinema Beverages of Georgia, Inc.
          General Cinema Beverages of Indiana, Inc.
          General Cinema Beverages of Miami, Inc.
          General Cinema Beverages of North Carolina, Inc. General Cinema Beverages of North Florida, Inc. General Cinema Beverages of Ohio, Inc.
          General Cinema Beverages of Springfield, Inc. General Cinema Beverages of Virginia, Inc.
          General Cinema Beverages of Washington, D.C., Inc. General Cinema Beverages of West Virginia, Inc. General Cinema Beverages of Youngstown, Inc. Haffenreffer Beverage, Inc.
          Iron Range Bottling Co., Inc.
          Jackson David Bottling Co.
          Laurel Group, Limited
          Lovers Leap Company
          Mesa Beverage Company
          National Beverages, Inc.
          New Century Beverage Company
          Pepsi-Cola Alton Bottling Inc.


       1-2
          Pepsi-Cola Bottling Company of Dodge City, Inc. Pepsi-Cola Bottling Company of Grand Island Pepsi-Cola Bottling Company of Los Angeles Pepsi-Cola Bottling Company of Lyons, Inc. Pepsi-Cola Bottling Company of Minneapolis &
            St. Paul
          Pepsi-Cola Bottling Company of Oklahoma City, Inc. Pepsi-Cola Bottling Company of Omaha, Inc. Pepsi-Cola Bottling Company of Reading
          Pepsi-Cola Bottling Company of Salt Lake City, Inc. Pepsi-Cola Bottling Company of St. Louis, Inc. Pepsi-Cola Bottling Company of St. Mary's Inc. Pepsi-Cola Bottling Company of Tampa
          Pepsi-Cola Bottling Company of Waterloo, Iowa Pepsi-Cola Bottling Company of Wichita, Inc. Pepsi-Cola Metropolitan Bottling Company, Inc.
            (only at certain locations as designated by the Plan Administrator)
          Pepsi-Cola Personnel, Inc. (only at certain
            locations as designated by the Plan Administrator) Pepsi-Cola San Joaquin Bottling Company
          Pepsi-Cola Sweeteners, Inc.
          Recot, Inc.
          Rice Bottling Enterprises, Inc.
          Smartfoods, Inc.
          Southwest Beverage Corporation
          Supreme Beverages, Inc.
          Waycross Pepsi-Cola Bottling Company


       2-1

                          SCHEDULE 2

                             PEPSICO
                    LONG TERM SAVINGS PROGRAM
 Designated Employers for Nonrestaurant Hourly and Commissioned Employees

                         (As of 7/1/92)


          Amarillo Pepsi-Cola, Inc.
          Atlantic Soft Drink Company, Inc.
          Atlantic Soft Drink Company of Knoxville
          Belfast Bottling Co. of Reno
          Beverage Products Corporation
          Beverages, Foods & Service Industries, Inc.
          Brainerd-Wadena Beverage Company
          Central Valley Beverage Company, Inc.
          Claremont Pepsi-Cola Bottling Co., Inc.
          Dr Pepper Bottling Co., of San Francisco
          East Kentucky Beverage Company, Inc.
          Elko Bottling Co.
          Frito-Lay, Inc.
          Frito-Lay, Texas, Inc.
          General Cinema Beverages, Inc.
          General Cinema Beverages of Akron, Inc.
          General Cinema Beverages of California, Inc.
          General Cinema Beverage of Dayton, Inc.
          General Cinema Beverages of Ft. Myers, Inc.
          General Cinema Beverages of Georgia, Inc.
          General Cinema Beverages of Indiana, Inc.
          General Cinema Beverages of Miami, Inc.
          General Cinema Beverages of North Carolina, Inc. General Cinema Beverages of North Florida, Inc. General Cinema Beverages of Ohio, Inc.
          General Cinema Beverages of Springfield, Inc. General Cinema Beverages of Virginia, Inc.
          General Cinema Beverages of Washington, D.C., Inc. General Cinema Beverages of West Virginia, Inc. General Cinema Beverages of Youngstown, Inc. Haffenreffer Beverage, Inc.
          Iron Range Bottling Co., Inc.
          Jackson David Bottling Co.
          Laurel Group, Limited
          Lovers Leap Company
          Mesa Beverage Company
          National Beverages, Inc.
          New Century Beverage Company


       2-2

          Pepsi-Cola Alton Bottling Inc.
          Pepsi-Cola Bottling Company of Dodge City, Inc. Pepsi-Cola Bottling Company of Grand Island Pepsi-Cola Bottling Company of Los Angeles
          Pepsi-Cola Bottling Company of Lyons, Inc.
          Pepsi-Cola Bottling Company of Minneapolis & St. Paul Pepsi-Cola Bottling Company of Omaha, Inc.
          Pepsi-Cola Bottling Company of Petersburg, Inc. Pepsi-Cola Bottling Company of Reading
          Pepsi-Cola Bottling Company of Salt Lake City, Inc. Pepsi-Cola Bottling Company of St. Louis, Inc. Pepsi-Cola Bottling Company of Tampa
          Pepsi-Cola Bottling Company of Waterloo, Iowa Pepsi-Cola Bottling Company of Wichita, Inc. Pepsi-Cola Metropolitan Bottling Company, Inc.
            (only at certain locations as designated by the Plan Administrator)
          Pepsi-Cola Personnel, Inc. (only at certain
            locations as designated by the Plan Administrator) Pepsi-Cola San Joaquin Bottling Company
          Pepsi-Cola Sweeteners, Inc.
          Recot, Inc.
          Rice Bottling Enterprises, Inc.
          Smartfoods, Inc.
          Supreme Beverages, Inc.
          Waycross Pepsi-Cola Bottling Company

       3-1

                       SCHEDULE 3

                         PEPSICO
                LONG TERM SAVINGS PROGRAM

          Designated Employers for Restaurant Employees
                     (As of 7/1/92)


Pizza Hut, Inc. (and its domestic locations and subsidiaries except for locations formerly owned by the Herb Blankenship Franchise; Middleton Enterprises, Inc. and its subsidiaries; and Employees who work for Pizza Hut of Cincinnati)
PepsiCo Food Systems, a division of PepsiCo, Inc.
Kentucky Fried Chicken Corporation
KFC Corporation
KFC Enterprises, Inc.
KFC National Management Company
KFC of California
Kentucky Fried Chicken International Management Company
Kentucky Fried Chicken International Holdings, Inc.
Kentucky Fried Chicken Corporate Holdings, Ltd.
Taco Bell Corp. (and its domestic subsidiaries)
Taco Bell Enterprises, Inc.
PepsiCo, Inc. (only with respect to those Employees of PepsiCo, Inc. who are (i) providing services in Illinois to another Employer and (ii) working under the supervision of such other Employer)

       4-1

                           SCHEDULE 4

                            PEPSICO
                   LONG TERM SAVINGS PROGRAM

       Designated Employers for Transportation Employees
                        (As of 7/1/92)

          Frito-Lay, Inc.
          Frito-Lay of Texas, Inc.
          Smartfoods, Inc.
          Recot, Inc.


       5-1

                           SCHEDULE 5

                            PEPSICO
                    LONG TERM SAVINGS PROGRAM

            Designated Hourly Employees of the Company
                          (As of 7/1/92)

Employees represented by Local 30 of the International Union of Operating Engineers/A.F.L.-C.I.O.
Security Guards based in Purchase, New York